Exhibit 10.3

Supplemental Agreement No. 35

to

Purchase Agreement No. 1977

between

The Boeing Company

and

American Airlines, Inc.

Relating to Boeing Model 737-800 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of August 19, 2011, (Supplemental Agreement Number 35) by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, (Boeing) and AMERICAN AIRLINES, INC., a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 1977 dated October 31, 1997, relating to Boeing Model 737-823 aircraft, as amended and supplemented (the “Purchase Agreement”) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;

WHEREAS, pursuant to Letter Agreement No. 6-1162-AKP-075 titled Aircraft Purchase Rights and Substitution Rights (the “Rights Letter”), Boeing and Customer have agreed to, among other things, the treatment of aircraft Purchase Rights;

WHEREAS, pursuant to Business Offer AAL-PBO-1105157R3, Boeing and Customer, among other things, agreed to exercise one hundred (100) MADP and QADP Rights Aircraft (inclusive of three (3) Rights Aircraft that were exercised June 30, 2011) with deliveries scheduled from 2013 through 2017;

WHEREAS, pursuant to Business Offer AAL-PBO-1105157R3, the parties agreed to enter into this supplemental agreement in order to incorporate the terms and conditions of such Business Offer into the Purchase Agreement;

P.A. No. 1977	SA-35	1
AAL

BOEING PROPRIETARY

Note: Where used on this Exhibit 10.3, [*CTR*] represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

WHEREAS, such 100 Aircraft referred to above, other than those that have previously been exercised, are hereby exercised and all such 100 Aircraft are now considered Firm Aircraft as defined in the Rights Letter and no further Purchase Agreement Supplements or supplemental agreements will be required to be executed in regard to these 100 Aircraft;

WHEREAS, Boeing and Customer agree that for all Aircraft (inclusive of any Substitute Aircraft and exercised Rights Aircraft), with deliveries currently scheduled in years 2013 through 2018 (including the 11 Aircraft set forth on Table 1D with delivery dates in 2013), the [*CTR*]; and

WHEREAS, Boeing and Customer agree that for all Aircraft (inclusive of any Substitute Aircraft and exercised Rights Aircraft) which Customer purchases that are currently scheduled to deliver after December 31, 2012 (except for the 11 Aircraft set forth on Table 1D with delivery dates in 2013), the credit memorandum in Letter Agreement AAL-PA-1977-LA-1105272 entitled Business Considerations 2 shall apply;

WHEREAS, Boeing agrees to develop and make formal offerability of a 737-900ER configuration in accordance with Letter Agreement No. AAL-PA-1977-LA-1105616 entitled Open Configuration Matters;

WHEREAS, Boeing and Customer have agreed that Customer will retain ten (10) MADP Rights Aircraft each year from 2015 through 2018 and that all other remaining unexercised MADP and QADP Rights Aircraft under the Purchase Agreement are hereby removed;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	The Table of Contents is removed in its entirety and replaced with a revised Table of Contents, attached hereto, to reflect the changes made by this Supplemental Agreement Number 35.

2.	Table 1F entitled Aircraft Delivery, Description, Price and Advance Payments Purchased Aircraft is added and is hereby made part of the Purchase Agreement.

3.	Supplemental Exhibit BFE1 entitled Buyer Furnished Equipment Variables is deleted in its entirety and replaced with a revised Supplemental Exhibit BFE1, attached hereto, which amends “On-Dock Dates” for 2013 and adds “On-Dock Dates” for Aircraft with deliveries scheduled for 2014 through 2017 (in addition to the “On-Dock Dates” previously set forth).

4.	Rights Letter is removed and revised Letter Agreement No. 6-1162-AKP-075R1, attached hereto, is substituted in lieu thereof to:

P.A. No. 1977	SA-35	2
AAL
BOEING PROPRIETARY

a.	Revise certain matters regarding the MADP Rights with deliveries scheduled from January 1, 2013 through December 31, 2018;

b.	Revise Attachment A and Attachments A-1 though A-4 to reflect, among other things, the addition of the 737-900ER aircraft pricing;

c.	Revise Attachment B to reflect the MADP Rights remaining as a result of this Supplemental Agreement Number 35; and

d.	Delete Attachment C in its entirety, as there are no further QADP rights available to Customer that have not been exercised prior to the date of this Supplemental Agreement Number 35.

5.	Letter Agreement No. AAL-PA-1977-LA-1105271 entitled Advance Payments and Permitted Transactions 4, attached hereto, is added to set forth, among other things, certain matters related to Advance Payments with respect to Aircraft (inclusive of any Substitute Aircraft and exercised Rights Aircraft) with delivery positions scheduled in 2013 through 2018 (including the 11 Aircraft set forth on Table 1D with delivery dates in 2013).

6.	Letter Agreement No. AAL-PA-1977-LA-1105272 entitled Business Considerations 2, attached hereto, is added to set forth certain business considerations for Aircraft (inclusive of any Substitute Aircraft and exercised Rights Aircraft) currently scheduled to deliver after December 31, 2012 (except the 11 Aircraft that are set forth on Table 1D with delivery dates in 2013).

7.	Letter Agreement No. AAL-PA-1977-LA-1105509 entitled Aircraft Performance Guarantees – 737-700 attached hereto is hereby added to set forth certain matters related to the performance guarantees applicable to a 737-723 aircraft that may be purchased by Customer.

8.	Letter Agreement No. AAL-PA-1977-LA-1105511 entitled Aircraft Performance Guarantees – 737-900ER attached hereto is hereby added to set forth certain matters related to the performance guarantees applicable to a 737-923ER aircraft that may be purchased by Customer.

9.	Letter Agreement No. AAL-PA-1977-LA-1105863 entitled Performance Guarantees for Rights Aircraft is added to set forth certain matters related to the performance guarantees applicable to the 737-823 Rights Aircraft.

10.	Letter Agreement No. 6-1162-SSM-1405 entitled Multiple Operating Weight Program is removed in its entirety and Letter Agreement No. 6-1162-SSM-1405R1, attached hereto, is substituted in lieu thereof to:

a.	Add certain matters related to the Multiple Operating Weight Program for the 737-723 and 737-923ER aircraft; and

b.	Revise Attachment B to reflect, among other things, the addition of the 737-723 and 737-923ER aircraft.

P.A. No. 1977	SA-35	3
AAL
BOEING PROPRIETARY

11.	Letter Agreement No. AAL-PA-1977-LA-1105616 entitled Open Configuration Matters, attached hereto, is added to reflect certain matters concerning the configuration of 737-723 and 737-923ER aircraft.

12.	As a result of Letter Agreement No. AAL-PA-1977-LA-1105271 entitled Advance Payments and Permitted Transactions 4, [*CTR*].

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AMERICAN AIRLINES, INC.

By:	/s/ Ken Takahashi	By:	/s/ Beverly Goulet

Its:	Attorney-In-Fact	Its:	VP Corporate Development and Treasurer

P.A. No. 1977	SA-35	4
AAL
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER

1.	Quantity, Model and Description	SA-21

2.	Delivery Schedule

3.	Price

4.	Payment

5.	Miscellaneous

TABLE

1	Aircraft Delivery, Description, Price and Advance Payments	SA-29

1A	Aircraft Delivery, Description, Price and Advance Payments – [*CTR*]	SA-33

1B	Aircraft Delivery, Description, Price and Advance Payments – Exercised MADP Aircraft	SA-33

1C	Aircraft Delivery, Description, Price and Advance Payments – [*CTR*]	SA-33

1D	Aircraft Delivery, Description, Price and Advance Payments – Boeing Sky Interior Aircraft	SA-33

1E	Aircraft Delivery, Description, Price and Advance Payments – SA-34 Exercised Aircraft	SA-34

1F	Aircraft Delivery, Description, Price and Advance Payments – Purchased Aircraft	SA-35

EXHIBITS

A.	Aircraft Configuration

A1	Aircraft Configuration	SA-33

A2	Aircraft Configuration	SA-33

PA No. 1977		SA-35

i

B	Aircraft Delivery Requirements and Responsibilities

C	Defined Terms

SUPPLEMENTAL EXHIBITS

AE1	Escalation Adjustment Airframe and Optional Features	SA-20

BFE1	BFE Variables	SA-35

CS1	Customer Support Variables

SLP1	Service Life Policy Components

EE1	Engine Escalation, Engine Warranty and Patent Indemnity

PA No. 1977	.	SA-35

LETTER AGREEMENTS

6-1162-AKP-070	Miscellaneous Commitments for Model 737, 757, 767 and 777 Aircraft

6-1162-AKP-072R1	[*CTR*]

6-1162-AKP-073	Accident Claims and Litigation

6-1162-AKP-074R2	Business Considerations

6-1162-AKP-075R1	Aircraft Purchase Rights and Substitution Rights	SA-35
	- Attachment A	SA-35
	- Attachment B	SA-35
	- ~~Attachment C~~	SA-35

6-1162-AKP-076	Aircraft Performance Guarantees

6-1162-AKP-077	Spares Matters

6-1162-AKP-078	Model 737 Miscellaneous Commitments

6-1162-AKP-079	Escalation Sharing

6-1162-AKP-080	Installation of Cabin Systems Equipment

6-1162-AKP-081	Model 737 Maintenance Cost Commitment

6-1162-AKP-082	Confidentiality

6-1162-AKP-083	Model 737 Introduction Cost Commitment

6-1162-AKP-084	Performance Retention Commitment

6-1162-AKP-085	Component Reliability Commitments

6-1162-AKP-117	Delivery Schedule

6-1162-SSM-1405R1	Multiple Operating Weight Program	SA-35
	Attachment B	SA-35

6-1162-CLO-1035	Aircraft Performance Guarantees	SA-28

AAL-PA-1977-LA-1105509	Aircraft Performance Guarantees, 737-700	SA-35

AAL-PA-1977-LA-1105511	Aircraft Performance Guarantees, 737-900ER	SA-35

6-1162-CLO-1038	Advance Payments and Permitted Transactions	SA-31

PA No. 1977		SA-35

6-1162-CLO-1082	Advance Payments and Permitted Transactions 2	SA-32

AAL-PA-1977-LA-01073	Advance Payments and Permitted Transactions 3	SA-34

AAL-PA-1977-LA-1105271	Advance Payments and Permitted Transactions 4	SA-35

AAL-PA-1977-LA-1105272	Business Considerations 2	SA-35

AAL-PA-1977-LA-1105616	Open Configuration Matters	SA-35

AAL-PA-1977-LA-1105863	Performance Guarantees for Rights Aircraft	SA-35

PA No. 1977		SA-35

Table 1F To Purchase Agreement No. 1977

Aircraft Delivery, Description, Price and Advance Payments

Purchased Aircraft

Airframe Model/MTOW:	737-800	174200 pounds	Detail Specification:	[*CTR*] (as may be subsequently amended)

Engine Model/Thrust:	CFM56-7B24	24000 pounds	Airframe Price Base Year/Escalation Formula:	[*CTR*]

Airframe Price:		[*CTR*]	Engine Price Base Year/Escalation Formula:

Optional Features:		[*CTR*]

Sub-Total of Airframe and Features:		[*CTR*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*CTR*]	Base Year Index (ECI):	[*CTR*]

Aircraft Basic Price (Excluding BFE/SPE):		[*CTR*]	Base Year Index (CPI):	[*CTR*]

Buyer Furnished Equipment (BFE) Estimate:		[*CTR*]

Seller Purchased Equipment (SPE) Estimate:		[*CTR*]

Deposit per Aircraft:		[*CTR*]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[*CTR*]	[*CTR*]	[*CTR*]	Total
					[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2013	1	[*CTR*]	33227	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2013	1	[*CTR*]	31161	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2013	1	[*CTR*]	31163	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2013	1	[*CTR*]	33228	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2013	1	[*CTR*]	33229	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2013	1	[*CTR*]	31165	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2013	1	[*CTR*]	31167	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2013	1	[*CTR*]	31171	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2013	1	[*CTR*]	33321	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2013	1	[*CTR*]	31169	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2013	1	[*CTR*]	33322	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]

AAL-PA-01977 57184-1F.TXT	Boeing Proprietary	Page 1

Table 1F To Purchase Agreement No. 1977

Aircraft Delivery, Description, Price and Advance Payments

Pruchase Aircraft

[*CTR*] 2013	1	[*CTR*]	31172	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2013	1	[*CTR*]	31173	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2013	1	[*CTR*]	33230	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2013	1	[*CTR*]	31176	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2013	1	[*CTR*]	33231	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2013	1	[*CTR*]	31178	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2013	1	[*CTR*]	33323	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2013	1	[*CTR*]	33232	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2013	1	[*CTR*]	31177	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2014	1	[*CTR*]	31185	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2014	1	[*CTR*]	33233	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2014	1	[*CTR*]	33234	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2014	1	[*CTR*]	31189	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2014	1	[*CTR*]	31190	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2014	1	[*CTR*]	31192	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2014	1	[*CTR*]	33327	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2014	1	[*CTR*]	31194	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2014	1	[*CTR*]	31196	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2014	1	[*CTR*]	33328	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2014	1	[*CTR*]	31197	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2014	1	[*CTR*]	31199	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2014	1	[*CTR*]	31200	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2014	1	[*CTR*]	31202	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2014	1	[*CTR*]	33329	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2014	1	[*CTR*]	31203	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2014	1	[*CTR*]	31205	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2014	1	[*CTR*]	33330	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]

AAL-PA-01977 57184-1F.TXT	Boeing Proprietary	Page 2

Table 1F To Purchase Agreement No. 1977

Aircraft Delivery, Description, Price and Advance Payments

Pruchase Aircraft

[*CTR*] 2014	1	[*CTR*]	31208	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2014	1	[*CTR*]	33331	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2015	1	[*CTR*]	31210	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2015	1	[*CTR*]	33239	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2015	1	[*CTR*]	33240	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2015	1	[*CTR*]	31214	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2015	1	[*CTR*]	33241	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2015	1	[*CTR*]	31215	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2015	1	[*CTR*]	31217	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2015	1	[*CTR*]	31218	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2015	1	[*CTR*]	33334	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2015	1	[*CTR*]	31219	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2015	1	[*CTR*]	31222	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2015	1	[*CTR*]	31221	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2015	1	[*CTR*]	33243	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2015	1	[*CTR*]	31226	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2015	1	[*CTR*]	31225	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2015	1	[*CTR*]	31228	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2015	1	[*CTR*]	31229	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2015	1	[*CTR*]	31230	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2015	1	[*CTR*]	33337	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2015	1	[*CTR*]	31231	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2016	1	[*CTR*]	31234	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2016	1	[*CTR*]	31233	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2016	1	[*CTR*]	31236	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2016	1	[*CTR*]	33247	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2016	1	[*CTR*]	31237	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]

AAL-PA-01977 57184-1F.TXT	Boeing Proprietary	Page 3

Table 1F To Purchase Agreement No. 1977

Aircraft Delivery, Description, Price and Advance Payments

Pruchase Aircraft

[*CTR*] 2016	1	[*CTR*]	33338	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2016	1	[*CTR*]	31242	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2016	1	[*CTR*]	31241	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2016	1	[*CTR*]	33340	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2016	1	[*CTR*]	31244	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2016	1	[*CTR*]	33248	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2016	1	[*CTR*]	31245	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2016	1	[*CTR*]	31248	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2016	1	[*CTR*]	33250	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2016	1	[*CTR*]	31250	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2016	1	[*CTR*]	33341	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2016	1	[*CTR*]	31253	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2016	1	[*CTR*]	33342	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2016	1	[*CTR*]	33343	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2016	1	[*CTR*]	31255	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2017	1	[*CTR*]	31258	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2017	1	[*CTR*]	31257	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2017	1	[*CTR*]	31259	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2017	1	[*CTR*]	31262	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2017	1	[*CTR*]	31261	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2017	1	[*CTR*]	33344	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2017	1	[*CTR*]	31265	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2017	1	[*CTR*]	33345	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2017	1	[*CTR*]	31268	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2017	1	[*CTR*]	33346	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2017	1	[*CTR*]	31269	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2017	1	[*CTR*]	31270	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]

AAL-PA-01977 57184-1F.TXT	Boeing Proprietary	Page 4

Table 1F To Purchase Agreement No. 1977

Aircraft Delivery, Description, Price and Advance Payments

Pruchase Aircraft

[*CTR*] 2017	1	[*CTR*]	31272	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2017	1	[*CTR*]	31273	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2017	1	[*CTR*]	33256	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2017	1	[*CTR*]	31275	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2017	1	[*CTR*]	31277	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2017	1	[*CTR*]	33348	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2017	1	[*CTR*]	31280	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2017	1	[*CTR*]	33349	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]

AAL-PA-01977 57184-1F.TXT	Boeing Proprietary	Page 5

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Supplemental Exhibit BFE1 to Purchase Agreement Number 1977

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737 AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.	Supplier Selection.

Customer will:

1.1 Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	Complete

Galley Inserts	Complete

Seats (passenger)	Complete

Cabin Systems Equipment	Complete

Miscellaneous Emergency Equipment	Complete

Cargo Handling Systems	Complete

For a new certification, supplier requires notification [*CTR*]

Cargo Handling System on-dock date.

BOEING PROPRIETARY

2.	On-dock Dates

On or before April 2008, Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

Item	Preliminary On-Dock Dates
	September 2011	October 2011
	Aircraft	Aircraft
Seats	7/21/2011	8/23/2011
Galleys/Furnishings	7/14/2011	8/16/2011
Antennas & Mounting Equipment	5/20/2011	7/22/2011
Avionics	7/14/2011	8/16/2011
Cabin Systems Equipment	7/14/2011	8/16/2011
Miscellaneous Emergency Equipment	7/14/2011	8/16/2011
Textiles/Raw Material	4/7/2011	5/10/2011
Cargo Systems	6/30/2011	8/2/2011
Provision Kits	2/28/2011	4/2/2011
Winglets	7/11/2011	8/11/2011

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	November 2011	December 2011
	Aircraft	Aircraft
Seats	9/22/2011	10/21/2011
Galleys/Furnishings	9/15/2011	10/14/2011
Antennas & Mounting Equipment	7/22/2011	8/22/2011
Avionics	9/15/2011	10/14/2011
Cabin Systems Equipment	9/15/2011	10/14/2011
Miscellaneous Emergency Equipment	9/15/2011	10/14/2011
Textiles/Raw Material	6/9/2011	7/11/2011
Cargo Systems	9/1/2011	9/30/2011
Provision Kits	5/2/2011	5/31/2011
Winglets	9/10/2011	10/11/2011

Item	Preliminary On-Dock Dates
	January 2012	February 2012
	Aircraft	Aircraft
Seats	11/18/2011	12/14/2011
Galleys/Furnishings	11/11/2011	12/7/2011
Antennas & Mounting Equipment	9/18/2011	10/14/2011
Avionics	11/11/2011	12/7/2011
Cabin Systems Equipment	11/11/2011	12/7/2011
Miscellaneous Emergency Equipment	11/11/2011	12/7/2011
Textiles/Raw Material	8/8/2011	8/30/2011
Cargo Systems	10/28/2011	11/23/2011
Provision Kits	6/28/2011	7/22/2011
Winglets	11/8/2011	12/4/2011

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	[*CTR*] 2012	[*CTR*] 2012
	Aircraft	Aircraft
Seats	[*CTR*]	[*CTR*]
Galleys/Furnishings	[*CTR*]	[*CTR*]
Antennas & Mounting Equipment	[*CTR*]	[*CTR*]
Avionics	[*CTR*]	[*CTR*]
Cabin Systems Equipment	[*CTR*]	[*CTR*]
Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]
Textiles/Raw Material	[*CTR*]	[*CTR*]
Cargo Systems	[*CTR*]	[*CTR*]
Provision Kits	[*CTR*]	[*CTR*]
Winglets	[*CTR*]	[*CTR*]

Item	Preliminary On-Dock Dates
	[*CTR*] 2012	[*CTR*] 2012
	Aircraft	Aircraft
Seats	[*CTR*]	[*CTR*]
Galleys/Furnishings	[*CTR*]	[*CTR*]
Antennas & Mounting Equipment	[*CTR*]	[*CTR*]
Avionics	[*CTR*]	[*CTR*]
Cabin Systems Equipment	[*CTR*]	[*CTR*]
Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]
Textiles/Raw Material	[*CTR*]	[*CTR*]
Cargo Systems	[*CTR*]	[*CTR*]
Provision Kits	[*CTR*]	[*CTR*]
Winglets	[*CTR*]	[*CTR*]

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	[*CTR*] 2012	[*CTR*] 2012
	Aircraft	Aircraft
Seats	[*CTR*]	[*CTR*]
Galleys/Furnishings	[*CTR*]	[*CTR*]
Antennas & Mounting Equipment	[*CTR*]	[*CTR*]
Avionics	[*CTR*]	[*CTR*]
Cabin Systems Equipment	[*CTR*]	[*CTR*]
Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]
Textiles/Raw Material	[*CTR*]	[*CTR*]
Cargo Systems	[*CTR*]	[*CTR*]
Provision Kits	[*CTR*]	[*CTR*]
Winglets	[*CTR*]	[*CTR*]

Item	Preliminary On-Dock Dates
	[*CTR*] 2012	[*CTR*] 2012
	Aircraft	Aircraft
Seats	[*CTR*]	[*CTR*]
Galleys/Furnishings	[*CTR*]	[*CTR*]
Antennas & Mounting Equipment	[*CTR*]	[*CTR*]
Avionics	[*CTR*]	[*CTR*]
Cabin Systems Equipment	[*CTR*]	[*CTR*]
Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]
Textiles/Raw Material	[*CTR*]	[*CTR*]
Cargo Systems	[*CTR*]	[*CTR*]
Provision Kits	[*CTR*]	[*CTR*]
Winglets	[*CTR*]	[*CTR*]

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	[*CTR*] 2012	[*CTR*] 2012
	Aircraft	Aircraft
Seats	[*CTR*]	[*CTR*]
Galleys/Furnishings	[*CTR*]	[*CTR*]
Antennas & Mounting Equipment	[*CTR*]	[*CTR*]
Avionics	[*CTR*]	[*CTR*]
Cabin Systems Equipment	[*CTR*]	[*CTR*]
Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]
Textiles/Raw Material	[*CTR*]	[*CTR*]
Cargo Systems	[*CTR*]	[*CTR*]
Provision Kits	[*CTR*]	[*CTR*]
Winglets	[*CTR*]	[*CTR*]

Item	Preliminary On-Dock Dates
	[*CTR*] 2013	[*CTR*] 2013
	Aircraft	Aircraft
Seats	[*CTR*]	[*CTR*]
Galleys/Furnishings	[*CTR*]	[*CTR*]
Antennas & Mounting Equipment	[*CTR*]	[*CTR*]
Avionics	[*CTR*]	[*CTR*]
Cabin Systems Equipment	[*CTR*]	[*CTR*]
Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]
Textiles/Raw Material	[*CTR*]	[*CTR*]
Cargo Systems	[*CTR*]	[*CTR*]
Provision Kits	[*CTR*]	[*CTR*]
Winglets	[*CTR*]	[*CTR*]

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	[*CTR*] 2013	[*CTR*] 2013
	Aircraft	Aircraft
Seats	[*CTR*]	[*CTR*]
Galleys/Furnishings	[*CTR*]	[*CTR*]
Antennas & Mounting Equipment	[*CTR*]	[*CTR*]
Avionics	[*CTR*]	[*CTR*]
Cabin Systems Equipment	[*CTR*]	[*CTR*]
Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]
Textiles/Raw Material	[*CTR*]	[*CTR*]
Cargo Systems	[*CTR*]	[*CTR*]
Provision Kits	[*CTR*]	[*CTR*]
Winglets	[*CTR*]	[*CTR*]

Item	Preliminary On-Dock Dates
	[*CTR*] 2013	[*CTR*] 2013
	Aircraft	Aircraft
Seats	[*CTR*]	[*CTR*]
Galleys/Furnishings	[*CTR*]	[*CTR*]
Antennas & Mounting Equipment	[*CTR*]	[*CTR*]
Avionics	[*CTR*]	[*CTR*]
Cabin Systems Equipment	[*CTR*]	[*CTR*]
Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]
Textiles/Raw Material	[*CTR*]	[*CTR*]
Cargo Systems	[*CTR*]	[*CTR*]
Provision Kits	[*CTR*]	[*CTR*]
Winglets	[*CTR*]	[*CTR*]

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	[*CTR*] 2013	[*CTR*] 2013
	Aircraft	Aircraft
Seats	[*CTR*]	[*CTR*]
Galleys/Furnishings	[*CTR*]	[*CTR*]
Antennas & Mounting Equipment	[*CTR*]	[*CTR*]
Avionics	[*CTR*]	[*CTR*]
Cabin Systems Equipment	[*CTR*]	[*CTR*]
Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]
Textiles/Raw Material	[*CTR*]	[*CTR*]
Cargo Systems	[*CTR*]	[*CTR*]
Provision Kits	[*CTR*]	[*CTR*]
Winglets	[*CTR*]	[*CTR*]

Item	Preliminary On-Dock Dates
	[*CTR*] 2013	[*CTR*] 2013
	Aircraft	Aircraft
Seats	[*CTR*]	[*CTR*]
Galleys/Furnishings	[*CTR*]	[*CTR*]
Antennas & Mounting Equipment	[*CTR*]	[*CTR*]
Avionics	[*CTR*]	[*CTR*]
Cabin Systems Equipment	[*CTR*]	[*CTR*]
Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]
Textiles/Raw Material	[*CTR*]	[*CTR*]
Cargo Systems	[*CTR*]	[*CTR*]
Provision Kits	[*CTR*]	[*CTR*]
Winglets	[*CTR*]	[*CTR*]

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	[*CTR*] 2013	[*CTR*] 2014
	Aircraft	Aircraft
Seats	[*CTR*]	[*CTR*]
Galleys/Furnishings	[*CTR*]	[*CTR*]
Antennas & Mounting Equipment	[*CTR*]	[*CTR*]
Avionics	[*CTR*]	[*CTR*]
Cabin Systems Equipment	[*CTR*]	[*CTR*]
Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]
Textiles/Raw Material	[*CTR*]	[*CTR*]
Cargo Systems	[*CTR*]	[*CTR*]
Provision Kits	[*CTR*]	[*CTR*]
Winglets	[*CTR*]	[*CTR*]

Item	Preliminary On-Dock Dates
	[*CTR*] 2014	[*CTR*] 2014
	Aircraft	Aircraft
Seats	[*CTR*]	[*CTR*]
Galleys/Furnishings	[*CTR*]	[*CTR*]
Antennas & Mounting Equipment	[*CTR*]	[*CTR*]
Avionics	[*CTR*]	[*CTR*]
Cabin Systems Equipment	[*CTR*]	[*CTR*]
Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]
Textiles/Raw Material	[*CTR*]	[*CTR*]
Cargo Systems	[*CTR*]	[*CTR*]
Provision Kits	[*CTR*]	[*CTR*]
Winglets	[*CTR*]	[*CTR*]

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	[*CTR*] 2014	[*CTR*] 2014
	Aircraft	Aircraft
Seats	[*CTR*]	[*CTR*]
Galleys/Furnishings	[*CTR*]	[*CTR*]
Antennas & Mounting Equipment	[*CTR*]	[*CTR*]
Avionics	[*CTR*]	[*CTR*]
Cabin Systems Equipment	[*CTR*]	[*CTR*]
Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]
Textiles/Raw Material	[*CTR*]	[*CTR*]
Cargo Systems	[*CTR*]	[*CTR*]
Provision Kits	[*CTR*]	[*CTR*]
Winglets	[*CTR*]	[*CTR*]

Item	Preliminary On-Dock Dates
	[*CTR*] 2014	[*CTR*] 2014
	Aircraft	Aircraft
Seats	[*CTR*]	[*CTR*]
Galleys/Furnishings	[*CTR*]	[*CTR*]
Antennas & Mounting Equipment	[*CTR*]	[*CTR*]
Avionics	[*CTR*]	[*CTR*]
Cabin Systems Equipment	[*CTR*]	[*CTR*]
Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]
Textiles/Raw Material	[*CTR*]	[*CTR*]
Cargo Systems	[*CTR*]	[*CTR*]
Provision Kits	[*CTR*]	[*CTR*]
Winglets	[*CTR*]	[*CTR*]

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	[*CTR*] 2014	[*CTR*] 2014
	Aircraft	Aircraft
Seats	[*CTR*]	[*CTR*]
Galleys/Furnishings	[*CTR*]	[*CTR*]
Antennas & Mounting Equipment	[*CTR*]	[*CTR*]
Avionics	[*CTR*]	[*CTR*]
Cabin Systems Equipment	[*CTR*]	[*CTR*]
Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]
Textiles/Raw Material	[*CTR*]	[*CTR*]
Cargo Systems	[*CTR*]	[*CTR*]
Provision Kits	[*CTR*]	[*CTR*]
Winglets	[*CTR*]	[*CTR*]

Item	Preliminary On-Dock Dates
	[*CTR*] 2014	[*CTR*] 2014
	Aircraft	Aircraft
Seats	[*CTR*]	[*CTR*]
Galleys/Furnishings	[*CTR*]	[*CTR*]
Antennas & Mounting Equipment	[*CTR*]	[*CTR*]
Avionics	[*CTR*]	[*CTR*]
Cabin Systems Equipment	[*CTR*]	[*CTR*]
Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]
Textiles/Raw Material	[*CTR*]	[*CTR*]
Cargo Systems	[*CTR*]	[*CTR*]
Provision Kits	[*CTR*]	[*CTR*]
Winglets	[*CTR*]	[*CTR*]

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	[*CTR*] 2014	[*CTR*] 2015
	Aircraft	Aircraft
Seats	[*CTR*]	[*CTR*]
Galleys/Furnishings	[*CTR*]	[*CTR*]
Antennas & Mounting Equipment	[*CTR*]	[*CTR*]
Avionics	[*CTR*]	[*CTR*]
Cabin Systems Equipment	[*CTR*]	[*CTR*]
Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]
Textiles/Raw Material	[*CTR*]	[*CTR*]
Cargo Systems	[*CTR*]	[*CTR*]
Provision Kits	[*CTR*]	[*CTR*]
Winglets	[*CTR*]	[*CTR*]

Item	Preliminary On-Dock Dates
	[*CTR*] 2015	[*CTR*] 2015
	Aircraft	Aircraft
Seats	[*CTR*]	[*CTR*]
Galleys/Furnishings	[*CTR*]	[*CTR*]
Antennas & Mounting Equipment	[*CTR*]	[*CTR*]
Avionics	[*CTR*]	[*CTR*]
Cabin Systems Equipment	[*CTR*]	[*CTR*]
Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]
Textiles/Raw Material	[*CTR*]	[*CTR*]
Cargo Systems	[*CTR*]	[*CTR*]
Provision Kits	[*CTR*]	[*CTR*]
Winglets	[*CTR*]	[*CTR*]

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	[*CTR*] 2015	[*CTR*] 2015
	Aircraft	Aircraft
Seats	[*CTR*]	[*CTR*]
Galleys/Furnishings	[*CTR*]	[*CTR*]
Antennas & Mounting Equipment	[*CTR*]	[*CTR*]
Avionics	[*CTR*]	[*CTR*]
Cabin Systems Equipment	[*CTR*]	[*CTR*]
Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]
Textiles/Raw Material	[*CTR*]	[*CTR*]
Cargo Systems	[*CTR*]	[*CTR*]
Provision Kits	[*CTR*]	[*CTR*]
Winglets	[*CTR*]	[*CTR*]

Item	Preliminary On-Dock Dates
	[*CTR*] 2015	[*CTR*] 2015
	Aircraft	Aircraft
Seats	[*CTR*]	[*CTR*]
Galleys/Furnishings	[*CTR*]	[*CTR*]
Antennas & Mounting Equipment	[*CTR*]	[*CTR*]
Avionics	[*CTR*]	[*CTR*]
Cabin Systems Equipment	[*CTR*]	[*CTR*]
Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]
Textiles/Raw Material	[*CTR*]	[*CTR*]
Cargo Systems	[*CTR*]	[*CTR*]
Provision Kits	[*CTR*]	[*CTR*]
Winglets	[*CTR*]	[*CTR*]

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	[*CTR*] 2015	[*CTR*] 2015
	Aircraft	Aircraft
Seats	[*CTR*]	[*CTR*]
Galleys/Furnishings	[*CTR*]	[*CTR*]
Antennas & Mounting Equipment	[*CTR*]	[*CTR*]
Avionics	[*CTR*]	[*CTR*]
Cabin Systems Equipment	[*CTR*]	[*CTR*]
Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]
Textiles/Raw Material	[*CTR*]	[*CTR*]
Cargo Systems	[*CTR*]	[*CTR*]
Provision Kits	[*CTR*]	[*CTR*]
Winglets	[*CTR*]	[*CTR*]

Item	Preliminary On-Dock Dates
	[*CTR*] 2015	[*CTR*] 2015
	Aircraft	Aircraft
Seats	[*CTR*]	[*CTR*]
Galleys/Furnishings	[*CTR*]	[*CTR*]
Antennas & Mounting Equipment	[*CTR*]	[*CTR*]
Avionics	[*CTR*]	[*CTR*]
Cabin Systems Equipment	[*CTR*]	[*CTR*]
Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]
Textiles/Raw Material	[*CTR*]	[*CTR*]
Cargo Systems	[*CTR*]	[*CTR*]
Provision Kits	[*CTR*]	[*CTR*]
Winglets	[*CTR*]	[*CTR*]

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	[*CTR*] 2015	[*CTR*] 2016
	Aircraft	Aircraft
Seats	[*CTR*]	[*CTR*]
Galleys/Furnishings	[*CTR*]	[*CTR*]
Antennas & Mounting Equipment	[*CTR*]	[*CTR*]
Avionics	[*CTR*]	[*CTR*]
Cabin Systems Equipment	[*CTR*]	[*CTR*]
Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]
Textiles/Raw Material	[*CTR*]	[*CTR*]
Cargo Systems	[*CTR*]	[*CTR*]
Provision Kits	[*CTR*]	[*CTR*]
Winglets	[*CTR*]	[*CTR*]

Item	Preliminary On-Dock Dates
	[*CTR*] 2016	[*CTR*] 2016
	Aircraft	Aircraft
Seats	[*CTR*]	[*CTR*]
Galleys/Furnishings	[*CTR*]	[*CTR*]
Antennas & Mounting Equipment	[*CTR*]`	[*CTR*]
Avionics	[*CTR*]	[*CTR*]
Cabin Systems Equipment	[*CTR*]	[*CTR*]
Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]
Textiles/Raw Material	[*CTR*]	[*CTR*]
Cargo Systems	[*CTR*]	[*CTR*]
Provision Kits	[*CTR*]	[*CTR*]
Winglets	[*CTR*]	[*CTR*]

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	[*CTR*] 2016	[*CTR*] 2016
	Aircraft	Aircraft
Seats	[*CTR*]	[*CTR*]
Galleys/Furnishings	[*CTR*]	[*CTR*]
Antennas & Mounting Equipment	[*CTR*]	[*CTR*]
Avionics	[*CTR*]	[*CTR*]
Cabin Systems Equipment	[*CTR*]	[*CTR*]
Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]
Textiles/Raw Material	[*CTR*]	[*CTR*]
Cargo Systems	[*CTR*]	[*CTR*]
Provision Kits	[*CTR*]	[*CTR*]
Winglets	[*CTR*]	[*CTR*]

Item	Preliminary On-Dock Dates
	[*CTR*] 2016	[*CTR*] 2016
	Aircraft	Aircraft
Seats	[*CTR*]	[*CTR*]
Galleys/Furnishings	[*CTR*]	[*CTR*]
Antennas & Mounting Equipment	[*CTR*]	[*CTR*]
Avionics	[*CTR*]	[*CTR*]
Cabin Systems Equipment	[*CTR*]	[*CTR*]
Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]
Textiles/Raw Material	[*CTR*]	[*CTR*]
Cargo Systems	[*CTR*]	[*CTR*]
Provision Kits	[*CTR*]	[*CTR*]
Winglets	[*CTR*]	[*CTR*]

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	[*CTR*] 2016	[*CTR*] 2016
	Aircraft	Aircraft
Seats	[*CTR*]	[*CTR*]
Galleys/Furnishings	[*CTR*]	[*CTR*]
Antennas & Mounting Equipment	[*CTR*]	[*CTR*]
Avionics	[*CTR*]	[*CTR*]
Cabin Systems Equipment	[*CTR*]	[*CTR*]
Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]
Textiles/Raw Material	[*CTR*]	[*CTR*]
Cargo Systems	[*CTR*]	[*CTR*]
Provision Kits	[*CTR*]	[*CTR*]
Winglets	[*CTR*]	[*CTR*]

Item	Preliminary On-Dock Dates
	[*CTR*] 2016	[*CTR*] 2016
	Aircraft	Aircraft
Seats	[*CTR*]	[*CTR*]
Galleys/Furnishings	[*CTR*]	[*CTR*]
Antennas & Mounting Equipment	[*CTR*]	[*CTR*]
Avionics	[*CTR*]	[*CTR*]
Cabin Systems Equipment	[*CTR*]	[*CTR*]
Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]
Textiles/Raw Material	[*CTR*]	[*CTR*]
Cargo Systems	[*CTR*]	[*CTR*]
Provision Kits	[*CTR*]	[*CTR*]
Winglets	[*CTR*]	[*CTR*]

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	[*CTR*] 2016	[*CTR*] 2017
	Aircraft	Aircraft
Seats	[*CTR*]	TBD
Galleys/Furnishings	[*CTR*]	TBD
Antennas & Mounting Equipment	[*CTR*]	TBD
Avionics	[*CTR*]	TBD
Cabin Systems Equipment	[*CTR*]	TBD
Miscellaneous Emergency Equipment	[*CTR*]	TBD
Textiles/Raw Material	[*CTR*]	TBD
Cargo Systems	[*CTR*]	TBD
Provision Kits	[*CTR*]	TBD
Winglets	[*CTR*]	TBD

Item	Preliminary On-Dock Dates
	[*CTR*] 2017	[*CTR*] 2017
	Aircraft	Aircraft
Seats	TBD	TBD
Galleys/Furnishings	TBD	TBD
Antennas & Mounting Equipment	TBD	TBD
Avionics	TBD	TBD
Cabin Systems Equipment	TBD	TBD
Miscellaneous Emergency Equipment	TBD	TBD
Textiles/Raw Material	TBD	TBD
Cargo Systems	TBD	TBD
Provision Kits	TBD	TBD
Winglets	TBD	TBD

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	[*CTR*] 2017	[*CTR*] 2017
	Aircraft	Aircraft
Seats	TBD	TBD
Galleys/Furnishings	TBD	TBD
Antennas & Mounting Equipment	TBD	TBD
Avionics	TBD	TBD
Cabin Systems Equipment	TBD	TBD
Miscellaneous Emergency Equipment	TBD	TBD
Textiles/Raw Material	TBD	TBD
Cargo Systems	TBD	TBD
Provision Kits	TBD	TBD
Winglets	TBD	TBD

Item	Preliminary On-Dock Dates
	[*CTR*] 2017	[*CTR*] 2017
	Aircraft	Aircraft
Seats	TBD	TBD
Galleys/Furnishings	TBD	TBD
Antennas & Mounting Equipment	TBD	TBD
Avionics	TBD	TBD
Cabin Systems Equipment	TBD	TBD
Miscellaneous Emergency Equipment	TBD	TBD
Textiles/Raw Material	TBD	TBD
Cargo Systems	TBD	TBD
Provision Kits	TBD	TBD
Winglets	TBD	TBD

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	[*CTR*] 2017	[*CTR*] 2017
	Aircraft	Aircraft
Seats	TBD	TBD
Galleys/Furnishings	TBD	TBD
Antennas & Mounting Equipment	TBD	TBD
Avionics	TBD	TBD
Cabin Systems Equipment	TBD	TBD
Miscellaneous Emergency Equipment	TBD	TBD
Textiles/Raw Material	TBD	TBD
Cargo Systems	TBD	TBD
Provision Kits	TBD	TBD
Winglets	TBD	TBD

Item	Preliminary On-Dock Dates
	[*CTR*] 2017	[*CTR*] 2017
	Aircraft	Aircraft
Seats	TBD	TBD
Galleys/Furnishings	TBD	TBD
Antennas & Mounting Equipment	TBD	TBD
Avionics	TBD	TBD
Cabin Systems Equipment	TBD	TBD
Miscellaneous Emergency Equipment	TBD	TBD
Textiles/Raw Material	TBD	TBD
Cargo Systems	TBD	TBD
Provision Kits	TBD	TBD
Winglets	TBD	TBD

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
[*CTR*] 2017
Aircraft
Seats	TBD
Galleys/Furnishings	TBD
Antennas & Mounting Equipment	TBD
Avionics	TBD
Cabin Systems Equipment	TBD
Miscellaneous Emergency Equipment	TBD
Textiles/Raw Material	TBD
Cargo Systems	TBD
Provision Kits	TBD
Winglets	TBD

3.	Additional Delivery Requirements

Customer will insure that Customer’s BFE suppliers provide sufficient information to enable Boeing, when acting as Importer of Record for Customer’s BFE, to comply with all applicable provisions of the U.S. Customs Service.

6-1162-AKP-075R1

American Airlines, Inc.

P.O. Box 619616

Dallas/Ft. Worth Airport, Texas 75261-9616

Subject:	Aircraft Purchase Rights and Substitution Rights

Reference:	Purchase Agreement No. 1977 between The Boeing Company and American Airlines, Inc. relating to Model 737-823 Aircraft

This letter agreement (“Letter Agreement”) is entered into on the date below and constitutes a part of the above-referenced Purchase Agreement, as the same may hereafter be amended, modified or supplemented and including, without limitation, as part thereof the exhibits, appendices, schedules, attachments and letter agreements thereto (the “737-823 Purchase Agreement”).

Boeing has reserved a certain number of delivery positions in designated months for the manufacture and sale of additional aircraft to Customer (such positions being sometimes referred to as “monthly available delivery positions” or “MADP”) on the terms and conditions set forth in this Letter Agreement. [*CTR*]

In addition, Boeing has agreed that Customer may elect to substitute those model aircraft identified in this Letter Agreement for delivery in lieu of any aircraft that is subject to the 737-823 Purchase Agreement or subsequently purchased pursuant to the exercise of the purchase rights granted hereby.

1. Definitions. Capitalized terms used herein and not defined pursuant to this Letter Agreement have the meanings set forth in the 737-823 Purchase Agreement. The following terms, when used in capitalized form, have the following meanings:

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“Applicable Delivery Month” means: (a) with respect to each Firm Aircraft, the Scheduled Delivery Month for such aircraft; (b) with respect to each Rights Aircraft subject to an MADP Right, the Committed Month therefor; [*CTR*]

“Applicable Purchase Agreement” means: (a) when used with respect to any Rights Aircraft or Substitute Aircraft that is a model 737-823, the 737-823 Purchase Agreement; (b) when used with respect to any Rights Aircraft or Substitute Aircraft that is a model 737-923ER, 737-723, or 737-623, the purchase agreement executed and delivered pursuant to Section 8.2 hereof in connection with Customer’s first purchase (if any) of such model, as such purchase agreement may be supplemented, amended or modified.

[*CTR*]

“Available Introduction Position” means an Introduction Position that is available in Boeing’s judgment for the delivery of a Rights Aircraft or Substitute Aircraft (as the case may be) with an interior configuration not previously certified by the FAA.

“Committed Month” means the month reserved by Boeing and set forth in Attachment B hereto for delivery of each Rights Aircraft subject to an MADP Right.

“Delivery Position” means that portion of the production rate that is or may from time to time be allocated by Boeing or its Affiliate for the manufacture of a model 737 aircraft (or any Derivative or Successor) and delivery of such aircraft in a specified month.

“Derivative” means any airframe model that is a derivative of the model 737 (other than a model 737-600, 737-700 or 737-800 or any McDonnell Douglas model manufactured prior to the date hereof) and that is developed by Boeing or an Affiliate of Boeing subsequent to the date hereof (including, but not limited to, the model 737-900X under development as of the date hereof).

“Eligible Model” means all or any combination thereof, as the context requires, of the following listed airframe model types, in each case manufactured in accordance with the applicable Detail Specification identified on Attachment A hereto, as such Detail Specification may be modified from time to time in accordance with Article 4 of the AGTA or as otherwise mutually agreed to by Boeing and Customer:

(a) the Boeing model 737-923ER

(b) the Boeing model 737-823;

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(c) the Boeing model 737-723;

(d) the Boeing model 737-623 and

(e) any Derivative or Successor Model that is deemed to be an Eligible Model in accordance with the provisions of Section 9 hereof.

“Expiration Date” means 12:01 a.m. (Seattle, Washington time) on January 1, 2019.

“Firm Advance Payments” has the meaning set forth in Section 5.3 hereof.

“Firm Aircraft” means: (a) Boeing model 737-823 Aircraft identified as of the date hereof on Tables 1D, 1E and 1F to the 737-823 Purchase Agreement; and (b) any aircraft incorporated after the date hereof in an Applicable Purchase Agreement pursuant to Section 8 hereof.

“Introduction Position” means each Delivery Position that is designated by Boeing in the ordinary course of business as a customer introduction production position.

“MADP Exercise Date” means the date set forth in Attachment B hereto which in each case is the first day of the [*CTR*] month prior to the Committed Month, provided that if any such date is not a business day, then such MADP Exercise Date shall be the next succeeding business day.

“MADP Exercise Notice” has the meaning set forth in Section 4.1 hereof.

“MADP Right” has the meaning set forth in Section 2 hereof.

“Modified Exercise Notice” means a notice delivered by Customer pursuant to Section 5.3(b) hereof.

“Proposal Deposit” means, with respect to each Eligible Model, that amount designated in Attachment A hereto as the proposal deposit for such model.

“Purchase Agreement Supplement” means any supplement to an Applicable Purchase Agreement, substantially in the form of Attachment D hereto or otherwise in form and substance reasonably satisfactory to Boeing and Customer, from time to time executed and delivered pursuant to Section 8.1.

“Purchase Rights” means, collectively, the MADP Rights [*CTR*] granted pursuant hereto.

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[*CTR*]

“Rights Aircraft” means all or any aircraft of an Eligible Model which Customer may elect to purchase pursuant to the exercise of a Purchase Right.

[*CTR*]

“Substitute Aircraft” means any aircraft which Customer has designated, pursuant to Section 4.1 hereof, to be delivered in lieu of a Firm Aircraft.

“Substitution Notice” has the meaning set forth in Section 5.1 hereof.

“Successor Model” means any model of commercial aircraft (other than a Derivative or any McDonnell Douglas model manufactured prior to the date hereof) developed by Boeing or an Affiliate of Boeing subsequent to the date hereof that has similar capabilities as a model 737-600, 737-700 or 737-800 or any Derivative.

2. Grant of Purchase Rights. In consideration of Customer’s purchase of the Firm Aircraft and the mutual agreements herein contained, Boeing hereby grants to Customer rights to purchase, in each case at the times and on the terms and conditions set forth in this Letter Agreement: (a) that number of Rights Aircraft set forth in Attachment B hereto in each case for delivery in the months set forth therein (each, an “MADP Right”); [*CTR*] Each Purchase Right entitles Customer to purchase one Rights Aircraft. Customer shall be under no obligation to exercise any Purchase Right. MADP Rights [*CTR*] may be exercised in any sequence.

3. Information.

3.1 Boeing and Customer will meet within thirty (30) days after the end of each calendar quarter occurring prior to the Expiration Date, unless both parties agree that such a meeting is not necessary. At each such meeting, each party will make available, and review with the other, information as follows: (a) Boeing will make available and review information concerning Available Positions for the succeeding [*CTR*]-year period; (b) American will make available and review information concerning its plans for acquiring new Boeing aircraft for the succeeding [*CTR*]-year period, including the likelihood of any Purchase Rights being exercised during such period; and (c) each party will make available and review such other information reasonably necessary to assist the parties in administration of this letter agreement. To the extent publicly provided by Boeing, Boeing will also make available a list specifying the model (and derivative, e.g. 737-800, 757-200, etc.) and delivery date of all commercial aircraft delivered to any customer during the preceding quarter and the identity of the customer that took delivery of each such aircraft.

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3.2 As soon as possible after Boeing or Customer obtains knowledge of any material change in the information made available by it in the preceding quarterly meeting pursuant to Section 3.1, such party will notify the other of such change in reasonable detail.

3.3 Concurrently with the disclosure by Boeing or any Affiliate of Boeing to any other customer or potential customer of plans to study the development of a Derivative or a Successor Model, Boeing will make available to Customer information, in reasonable detail, regarding such Derivative or Successor Model, including, but not limited to, the product development activities and schedule with respect thereto.

3.4 Boeing will inform Customer of, and offer Customer the opportunity to participate in, any airline working group or other forum sponsored by Boeing for the purpose of soliciting the input of potential customers in connection with the development of any Derivative or any Successor Model.

3.5 Boeing will make available to Customer from time to time such additional information as Customer may reasonably request to assist Customer in the long-term planning of its aircraft fleet (including, without limitation, information regarding Delivery Positions, options and similar rights granted for the purchase of model 737 aircraft and any Derivatives or Successor Models, production rates, firm orders or orders announced by other customers for model 737 aircraft and any Derivatives or Successor Models, and product development activities relating to Derivatives and/or Successor Models); provided, that Boeing shall not be obligated to make available any information pursuant to this Section 3.5 that Boeing does not customarily disclose to other customers.

3.6 All information made available by a party pursuant to this Section 3 shall be treated as confidential by the other party in accordance with the provisions of Letter Agreement 6-1162-AKP-082 of even date herewith.

4. Exercise of Purchase Rights.

4.1 MADP Rights. Subject to the satisfaction or waiver of any applicable conditions set forth in Section 4.3 hereof, Customer may exercise an MADP Right at any time on or before the applicable MADP Exercise Date by giving Boeing written notice of exercise (an “MADP Exercise Notice”) specifying the model type of the Rights Aircraft to be purchased. Deposits will be paid in accordance with Section 7.2.

4.2 [*CTR*]

(a) [*CTR*]

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(b) [*CTR*]

4.3 Conditions to Exercise. The exercise of any MADP Right for the purchase of a Rights Aircraft with an interior configuration not previously certified by the FAA shall be subject to the following conditions:

(a) In the case of the exercise of any such MADP Right, if, in Boeing’s reasonable judgment, additional time is necessary to obtain FAA certification of the configuration of such aircraft, Customer shall give the MADP Exercise Notice at least [*CTR*] months prior to the first day of the Committed Month applicable to such MADP Right.

(b) In the case of the exercise of any such MADP Right, if, in Boeing’s reasonable judgment, an Introduction Position is necessary for the delivery of such aircraft, Boeing will reserve such a position in the Applicable Delivery Month or, if one does not exist in the Applicable Delivery Month, the next following month in which an Available Introduction Position exists; provided, if no Available Introduction Positions exist in the [*CTR*] months following the Applicable Delivery Month, Boeing will use its best efforts to create and reserve such a position for Customer within such [*CTR*]-month period; and provided further, if no Available Introduction Position exists in the Applicable Delivery Month, Customer may, at its option, withdraw its exercise of the Purchase Right relating to such aircraft.

5. Substitution Right.

5.1 Substitution Right. Subject to the satisfaction or waiver of any applicable conditions set forth in Section 5.2, Customer may elect to have any Eligible Model delivered in lieu of any or all Firm Aircraft by giving Boeing written notice of Customer’s election (the “Substitution Notice”) no later than [*CTR*] months prior to the first day of the Applicable Delivery Month for the Firm Aircraft. Each Substitution Notice shall specify (i) the Firm Aircraft with respect to which substitution is desired, and (ii) the model type of the Substitute Aircraft. Within three (3) Business Days after receipt of a Substitution Notice, Boeing shall confirm such substitution to Customer in writing.

5.2 Further Conditions. The exercise of Customer’s right of substitution for the purchase of a Substitute Aircraft with an interior configuration not previously certified by the FAA shall be subject to the following conditions:

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(a) If, in Boeing’s reasonable judgment, additional time is necessary to obtain FAA certification of the interior configuration of such aircraft, Customer shall give the Substitution Notice relating thereto no later than [*CTR*] months prior to the first day of the Applicable Delivery Month for the Firm Aircraft.

(b) If, in Boeing’s reasonable judgment, an Introduction Position is necessary for the delivery of such aircraft, Boeing will reserve such a position in the Applicable Delivery Month or, if one does not exist in the Applicable Delivery Month, the next following month in which an Available Introduction Position exists; provided, if no Available Introduction Positions exist in the [*CTR*] months following the Applicable Delivery Month, Boeing will use its best efforts to create and reserve such a position for Customer within such [*CTR*]-month period; and provided further, if an Available Introduction Position does not exist in the Applicable Delivery Month, Customer may, at its option, withdraw its exercise of substitution rights relating to such aircraft.

5.3 Any Advance Payments made by Customer with respect to a Firm Aircraft (the “Firm Advance Payments”) will be applied to the advance payments due in respect of the Substitute Aircraft under the Purchase Agreement Supplement relating thereto. Advance payments due in respect of a Substitute Aircraft that Customer has elected to purchase in lieu of a Firm Aircraft will be calculated as if the Purchase Agreement Supplement relating to such Substitute Aircraft had been entered into as of the date of the Applicable Purchase Agreement (or Purchase Agreement Supplement, as applicable) relating to the Firm Aircraft. If the amount of any Firm Advance Payments previously paid to Boeing exceeds the advance payments due in respect of the Substitute Aircraft, then Boeing shall, at Customer’s request, promptly return the amount of such excess to Customer. If the amount of the advance payments due in respect of the Substitute Aircraft is greater than the Firm Advance Payments paid to Boeing, then Customer shall, at Boeing’s request, promptly pay the difference to Boeing.

5.4 Minor Model Notification. Notwithstanding any other provision of this Letter Agreement, for the eleven (11) Aircraft with deliveries scheduled in 2013 as set forth in Table 1D as well as the one hundred (100) Rights Aircraft exercised via Supplemental Agreement No. 35 and scheduled to be delivered in years 2013 through 2017 as set forth in Table 1F, in lieu of a Substitution Notice as described in Section 5.1, Customer will provide annual notification of the minor model mix pursuant to the following schedule (the “Minor Model Notification”):

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Block	Model Notification	# Aircraft	Delivery Period
B-1	July 20, 2011	31	Jan – Dec 2013
B-2	[*CTR*]	20	Jan – Dec 2014
B-3	[*CTR*]	20	Jan – Dec 2015
B-4	[*CTR*]	20	Jan – Dec 2016
B-5	[*CTR*]	20	Jan – Dec 2017

The Eligible Models applicable to the Minor Model Notification are limited to the 737-723, 727-823, and 737-923ER aircraft minor models only. Customer’s selection of the 737-923ER aircraft minor model will be contingent upon Boeing having the production capability for the 737-900ER during the delivery period.

Upon Customer’s submittal of the Minor Model Notification, Aircraft subject to such notification will no longer be subject to further substitution rights.

The parties acknowledge that as of the date of this Letter Agreement, Customer has fulfilled its obligation to provide the Minor Model Notification for Block B-1 and that the mix is 31 737-823s.

5.5 MADP Rights Aircraft Substitution. Notwithstanding any other provision of this Letter Agreement, for the [*CTR*] remaining MADP Rights Aircraft existing as of the execution of Supplemental Agreement No. 35 to the 737-823 Purchase Agreement, the Eligible Models applicable for these MADP Rights Aircraft will be the 737-723, 737-823, or the 737-923ER aircraft only. Customer’s selection of the 737-923ER aircraft minor model for an exercised MADP Rights Aircraft will be contingent upon Boeing having the production capability for the 737-900ER during the delivery period.

6. Aircraft Price and Credit Memoranda.

6.1 Airframe Price and Adjustments. The Airframe Price applicable to each Eligible Model is set forth in Attachment A hereto. The Airframe Price of Rights Aircraft and Substitute Aircraft shall be subject to adjustment to reflect: (a) any Manufacturer Change or Operator Change affecting a Rights Aircraft or a Substitute Aircraft substituted in lieu of a Rights Aircraft, as applicable, after the date hereof and prior to the exercise of the Purchase Right relating to such Rights Aircraft; and (b) any other changes to such Rights Aircraft or such Substitute Aircraft to which the parties may mutually agree after the date of the Detail Specification identified in Attachment A hereto. For the avoidance of doubt, no adjustment will be made pursuant to this Section 6.1 for a Manufacturer Change or Operator Change affecting a Substitute Aircraft substituted in lieu of an aircraft that is a Firm Aircraft as of the date hereof (it being agreed that, for purposes of determining any adjustment for a Manufacturer Change or Operator Change affecting any such Substitute Aircraft, Sections 3.2.2 and 3.3.2 of the AGTA shall apply to the same extent as if such Substitute Aircraft had been an “Aircraft” as of the date of the Applicable Purchase Agreement).

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6.2 Optional Features. The price of each Optional Feature incorporated or installed in an Eligible Model will be the lesser of (i) the price for such feature (if any) set forth on Exhibit A to the 737-823 Purchase Agreement, (ii) the price for such feature published in Boeing’s Feature Pricing Catalog [*CTR*] (or any successor or replacement catalog) as of the date of the Purchase Agreement Supplement for such aircraft, or (iii) such other price as Boeing and Customer may mutually agree; provided, however, the price of any Optional Feature that is the result of a Manufacturer Change or an Operator Change shall be subject to adjustment in accordance with Section 6.1 hereof.

6.3 Escalation Adjustment. The Escalation Adjustment to the Airframe Price and Optional Features Price applicable to Rights Aircraft and Substitute Aircraft will be determined pursuant to and in accordance with the formula set forth in the Airframe Escalation Adjustment Document.

6.4 Credit Memoranda. At the time of delivery of each Firm Aircraft, Boeing will issue and deliver credit memoranda to Customer with respect to such aircraft pursuant to and in accordance with Letter Agreement No. 6-1162-AKP-074, as may be subsequently amended from time to time, Letter Agreement No. 6-1162-AKP-079, as may be subsequently amended from time to time, and Letter Agreement No. AAL-PA-1977-LA-1105272 of even date herewith, as may be subsequently amended from time to time.

7. Payments.

7.1 Deposits. Concurrently with the execution and delivery of this Letter Agreement, Customer will pay to Boeing a deposit equal to [*CTR*] for each MADP Right. Boeing will apply such deposit to the Proposal Deposit payable pursuant to Section 7.2 hereof with respect to each Rights Aircraft purchased pursuant to the exercise of an MADP Right. [*CTR*] Boeing agrees Customer has previously paid such $[*CTR*] deposit for the Rights Aircraft set forth on Exhibit B. Boeing further agrees Customer has paid an aggregate of $[*CTR*] in such deposits for all Rights Aircraft that were removed pursuant to Supplemental Agreement No. 35 to the 737-823 Purchase Agreement. Such amount shall be applied to Advance Payments owed by Customer to Boeing as set forth in Attachment A to Letter Agreement No. AAL-PA-1977-LA-1105271 entitled Advanced Payments and Permitted Transactions 4.

7.2 Proposal Deposit. Customer will pay to Boeing a Proposal Deposit (less any deposit previously paid pursuant to Section 7.1) for each Rights Aircraft purchased pursuant to the exercise of such Purchase Right. [*CTR*] For purposes of this Section 7.2 and Section 6.1, a Purchase Right shall be deemed to be exercised: (a) in the case of an

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MADP Right, on the date of Customer’s MADP Exercise Notice; [*CTR*] Boeing will apply such Proposal Deposit to the Aircraft Price of the Rights Aircraft pursuant to and in accordance with the Applicable Purchase Agreement.

8. Forms of Agreement.

8.1 Purchase Agreement Supplement. Boeing and Customer will enter into a Purchase Agreement Supplement with respect to each Rights Aircraft and Substitute Aircraft (other than the first model 737-623, 737-723, or 737-923ER aircraft purchased by Customer, the purchase of which will be evidenced by a purchase agreement pursuant to Section 7.2 hereof), for the purpose of subjecting such aircraft to the Applicable Purchase Agreement. Upon the execution and delivery of a Purchase Agreement Supplement pursuant to this Section 7.1, the aircraft identified in such Purchase Agreement Supplement shall be deemed a “Firm Aircraft” for purposes of this Agreement and an “Aircraft” as defined in the Applicable Purchase Agreement and shall be governed by the Applicable Purchase Agreement.

8.2 Purchase Agreement. When Customer first exercises a Purchase Right or its right of substitution in respect of a model 737-623 aircraft, 737-723, or 737-923ER aircraft, Boeing and Customer will enter into a purchase agreement, which may be in the form of a supplemental agreement to the 737-823 Purchase Agreement, for the purchase of such aircraft on the same terms and conditions as the 737-823 Purchase Agreement (including, without limitation, those letter agreements identified in Section A of Attachment E hereto, which shall be expressly incorporated by reference in the purchase agreement, but excluding those letter agreements identified in Section B of Attachment E hereto), except only for those changes that are necessary to reflect the following matters:

(a) the Aircraft Basic Price, the Airframe Price and the Optional Features Price applicable to such aircraft, as determined in accordance with Section 6 hereof;

(b) such changes to the applicable Detail Specification as are negotiated and agreed to by the parties;

(c) performance guarantees applicable to such aircraft, which shall be reasonably consistent with the Performance Guarantees for the model 737-823 (adjusted, as necessary, to reflect the different Detail Specification applicable to such aircraft); and

(d) any other immaterial technical or conforming changes as may be agreed to by the parties.

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Boeing and Customer will cooperate in good faith and exert best reasonable efforts to negotiate and agree upon those matters identified in the preceding clauses (b) and (c) within thirty (30) days following exercise of the Purchase Right or right of substitution (as the case may be) relating to such aircraft.

9. Derivative and Successor Models. If prior to the Expiration Date Boeing and Customer agree upon terms and conditions (including, without limitation, any applicable launch program conditions) for the purchase of a Derivative or Successor Model pursuant to Letter Agreement 6-1162-AKP-072 of even date herewith, such Derivative or Successor Model shall be deemed to be an Eligible Model hereunder, and Customer shall be entitled, subject to the terms hereof, to exercise any Purchase Right for the purchase of such Derivative or Successor Model and/or to exercise its right of substitution to have such Derivative or Successor Model delivered in lieu of any Firm Aircraft.

10. Production Capacity Assurances. If Customer has exercised all of the MADP Rights granted hereby and desires to purchase a sufficient number of Rights Aircraft that would, in Boeing’s reasonable judgment, economically justify an increase in the production rate for the model type of aircraft Customer desires to purchase, Boeing shall use its best reasonable efforts to increase the production rate for such aircraft.

11. Confidential Treatment. Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Applicable Purchase Agreements.

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Very truly yours, THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: August 19, 2011 AMERICAN AIRLINES, INC.

By	/s/ Beverly Goulet

Its	VP Corporate Development and Treasurer

Attachment A:         Description and Price for Eligible Models

Attachment B:         Information regarding MADP Rights

Attachment C:         Intentionally Omitted

Attachment D:         Form of Purchase Agreement Supplement

Attachment E:         Letter Agreements

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Attachment A. to 6-1162-AKP-075R1

Attachment	Airframe Model	Engines	Basic MTOW	Detail Specification	Proposal Deposit	Airframe Price (Base Year)
A-1	737-900ER	CFM56-7B26	164,000	[*CTR*]	[*CTR*]	[*CTR*]
A-2	737-800	CFM56-7B24	155,500	[*CTR*]	[*CTR*]	[*CTR*]
A-3	737-700	CFM56-7B20	133,000	[*CTR*]	[*CTR*]	[*CTR*]
A-4	737-600	CFM56-7B18	124,000	[*CTR*]	[*CTR*]	[*CTR*]

P.A. No. 1977	SA No. 35
Boeing Proprietary

Attachment A-1 to

Letter Agreement 6-1162-AKP-075R1

737-923ER Eligible Model Description and Price

Airframe Model/MTOW:	737-900ER	164,000		Detail Specification:	[*CTR*]

Engine Model:	CFM56-7B26			Price Base Year:	[*CTR*]

Airframe Price:			[*CTR*]

Optional Features:			(undefined)

Sub-Total of Airframe and Features:

Engine Price (Per Aircraft):			[*CTR*]	Airframe Escalation Data:

Buyer Furnished Equipment (BFE) Estimate:			(undefined)	Base Year Index (ECI):	[*CTR*]

Seller Purchased Equipment (SPE) Estimate:			(undefined)	Base Year Index (CPI):	[*CTR*]

Aircraft Basic Price (Excluding BFE/SPE):

Refundable Deposit per Aircraft at Proposal Acceptance:			[*CTR*]

PA No. 1977	Boeing Proprietary	Page 1 of 1
SA-35

Attachment A-2 to

Letter Agreement 6-1162-AKP-075R1

737-823 Eligible Model Description and Price

Airframe Model/MTOW:	737-800	155,500		Detail Specification:	[*CTR*]

Engine Model:	CFM56-7B24			Price Base Year:	[*CTR*]

Airframe Price:			[*CTR*]

Optional Features:			(undefined)

Sub-Total of Airframe and Features:

Engine Price (Per Aircraft):			[*CTR*]	Airframe Escalation Data:

Buyer Furnished Equipment (BFE) Estimate:			(undefined)	Base Year Index (ECI):	[*CTR*]

Seller Purchased Equipment (SPE) Estimate:			(undefined)	Base Year Index (CPI):	[*CTR*]

Aircraft Basic Price (Excluding BFE/SPE):

Refundable Deposit per Aircraft at Proposal Acceptance:			[*CTR*]

PA No. 1977	Boeing Proprietary	Page 1 of 1
SA-35

Attachment A-3 to

Letter Agreement 6-1162-AKP-075R1

737-723 Eligible Model Description and Price

Airframe Model/MTOW:	737-700	133,000			Detail Specification:	[*CTR*]

Engine Model:	CFM56-7B20				Price Base Year:	[*CTR*]

Airframe Price:			[*CTR*]

Optional Features:			(undefined	)

Sub-Total of Airframe and Features:

Engine Price (Per Aircraft):			[*CTR*]		Airframe Escalation Data:

Buyer Furnished Equipment (BFE) Estimate:			(undefined	)	Base Year Index (ECI):	[*CTR*]

Seller Purchased Equipment (SPE) Estimate:			(undefined	)	Base Year Index (CPI):	[*CTR*]

Aircraft Basic Price (Excluding BFE/SPE):

Refundable Deposit per Aircraft at Proposal Acceptance:			[*CTR*]

PA No. 1977	Boeing Proprietary	Page 1 of 1
SA-35

Attachment A-4 to

Letter Agreement 6-1162-AKP-075R1

737-623 Eligible Model Description and Price

Airframe Model/MTOW:	737-600	124,000		Detail Specification:	[*CTR*]

Engine Model:	CFM56-7B18			Price Base Year:	[*CTR*]

Airframe Price:			[*CTR*]

Optional Features:			(undefined)

Sub-Total of Airframe and Features:

Engine Price (Per Aircraft):			[*CTR*]	Airframe Escalation Data:

Buyer Furnished Equipment (BFE) Estimate:			(undefined)	Base Year Index (ECI):	[*CTR*]

Seller Purchased Equipment (SPE) Estimate:			(undefined)	Base Year Index (CPI):	[*CTR*]

Aircraft Basic Price (Excluding BFE/SPE):

Refundable Deposit per Aircraft at Proposal Acceptance:			[*CTR*]

PA No. 1977	Boeing Proprietary	Page 1 of 1
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Attachment B to Letter Agreement 6-1162-AKP-075R1

MADP Rights Aircraft Delivery Months and Exercise Dates

Exercise Date	MSN	Delivery Mon-Yr
[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]

[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]

[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]

[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]
[*CTR*]		[*CTR*]

PA No. 1977	SA35	Page 1 of 1

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-SSM-1405R1

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	Multiple Operating Weight Program, Model 737-723/-823/-923ER Aircraft

References:

a)      Customer Services General Terms Agreement No. 23-1 (the CSGTA) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer)

b)      Purchase Agreement No. 1977 (Purchase Agreement), dated October 31, 1997, as amended and supplemented, between Boeing and Customer

c)      Aircraft General Terms Agreement AGTA-AAL (AGTA), dated October 31, 1997, as amended and supplemented, between Boeing and Customer

This Order incorporates the terms and conditions of the CSGTA. All terms used but not defined in this Order have the same meaning as in the CSGTA. In this Order, the term “Aircraft” means the Model 737-723, -823, and -923ER aircraft that are listed in Attachment B.

1. Description of Agreement

This Order represents the agreement of the parties to the terms and conditions under which Boeing will provide, for the Aircraft, a “Service” as defined in Article 2.30 of Part 1 of the CSGTA. This Service is a [*CTR*] (the Program).

P.A. No. 1977	SA-35
Multiple Operating Weight Program, Model 737-723/-823/-923ER Aircraft

BOEING PROPRIETARY

2. Multiple Operating Weights

Customer has selected three [*CTR*] (as defined in Attachment A) for the Program for each Aircraft in any Sub-Fleet (as defined in Article 7) as identified in Attachments B-1, B-2, and B-3. All three [*CTR*] shall be identical for all Aircraft in a Sub-Fleet.

The [*CTR*] (defined in Attachment A) for each Aircraft in a Sub-Fleet for the first year of utilization of the Program is listed in Attachment B and will be reconciled annually as set forth in Article 6 below.

The range of [*CTR*]

3. Flight Manuals

3.1 Delivery of Airplane Flight Manuals

The highest [*CTR*] for a particular Sub-Fleet is defined as the [*CTR*] and will be set forth in the Airplane Flight Manual (AFM) for each Aircraft at delivery of such Aircraft. The remaining [*CTR*] selected for the purposes of the Program in each established Sub-Fleet will not be listed in the AFM. In addition to the AFM, Boeing has furnished or will furnish, as applicable, to Customer at delivery of the Aircraft the necessary changes to the Weight and Balance Manual to accommodate the operation of the Aircraft [*CTR*] in the AFM.

3.2 Flight Manual Revisions

Boeing will provide, at Customer’s request, not more than once per calendar year, revisions to each FAA approved sub-model AFM to adjust the [*CTR*] Revisions to each AFM will be subject to administrative fees shown in Articles 4.2 and 4.3.

P.A. No. 1977	SA-35
Multiple Operating Weight Program, Model 737-723/-823/-923ER Aircraft

BOEING PROPRIETARY

4. Administrative Fees

4.1. New Sub-Fleet Program Initialization

There will be no charge to initialize the Program. However, Customer will pay to Boeing an administrative fee of [*CTR*] to initialize the Program (Program Initialization) for each new Sub-Fleet added to the Program as payment in full for all costs of Boeing associated with such Program Initialization. Program Initialization for each new Sub-Fleet includes (without limitation) setting up a Program database and furnishing to Customer the required changes to the AFM, Weight and Balance Manual, and Service Bulletin(s) for the Aircraft to permit operation of the Aircraft [*CTR*].

4.2 Aircraft Transfer Between Sub-Fleets

If, after Program Initialization for a Sub-Fleet, one or more Aircraft comprising one or more sub-models are transferred between Sub-Fleets, Customer will pay to Boeing an administrative fee of [*CTR*] for: (i) each Aircraft sub-model transferred from one Sub-Fleet to another Sub-Fleet, or (ii) each Other Aircraft sub-model added to a Sub-Fleet. This fee is payment in full for all costs of Boeing associated with such transfer between Sub-Fleets, including, without limitation, changes to the AFM, Weight and Balance Manual, and Service Bulletin(s) for the Aircraft, including revisions to the Program database. For avoidance of doubt the 737-823 is a sub-model of the model 737 aircraft, and if three sub-model 737-823 aircraft are transferred from one Sub-Fleet to another, the total fee owed will be [*CTR*].

4.3 Change to [*CTR*] for the a Sub-Fleet

If a change to the [*CTR*] for an existing Sub-Fleet is made at the request of Customer, Customer will pay to Boeing an administrative fee of [*CTR*] for each sub-model AFM which is to be changed as payment in full for all costs of Boeing associated with such [*CTR*].

4.4 Change to One or More [*CTR*] for an Existing Sub-Fleet Which do Not Involve an AFM Change

If Customer requested changes to one or more of the [*CTR*] (but not including the [*CTR*]) selected for the Program for an existing Sub-Fleet are made which involve changes to the Program database for the Sub-Fleet, but do not involve a change to an AFM, the necessary changes to the Program database will be made [*CTR*].

P.A. No. 1977	SA-35
Multiple Operating Weight Program, Model 737-723/-823/-923ER Aircraft

BOEING PROPRIETARY

5. Aircraft Included in the Program

5.1 New Aircraft

The configuration of the Aircraft (set forth in Exhibit A to the Purchase Agreement) for Aircraft to be delivered by Boeing to Customer after the date of this Order will reflect the [*CTR*] in the AFM. [*CTR*] and Customer and Boeing agree to amend the applicable Table 1 of the Purchase Agreement to reflect such for Aircraft deliveries beginning with July 2000 Aircraft.

The invoice for the purchase price of the Aircraft at delivery from Boeing to Customer [*CTR*].

5.2 Late Program Entry

For Aircraft that enter the Program less than [*CTR*] prior to delivery to Customer and for Aircraft which have delivered during the [*CTR*] period prior to the start of the Program, Customer agrees to pay the amounts set forth in the applicable Table 1 for each such Aircraft [*CTR*]

5.3 Other Aircraft

For aircraft (including any Aircraft) that: (a) Customer operates; (b) Customer has not previously included in the Program; and (c) were not delivered new by Boeing to Customer during the [*CTR*] period prior to inclusion in the Program (Other Aircraft), the charges identified in the applicable Table 1 are not applicable. At the time that any Other Aircraft is included in the Program by Customer pursuant to this Agreement, Customer will pay Boeing, [*CTR*] Boeing will provide to Customer the additional weight required to equal [*CTR*] by Master Change Kit at the [*CTR*] based upon the age of such Other Aircraft. Inclusion of Other Aircraft in the Program will require a fee payment in accordance with Article 4.2.

Once any 737 aircraft, including Other Aircraft, are included in the Program, such aircraft will be considered to be an Aircraft for purposes of this Order.

5.4 Aircraft on Operating Lease

If any 737 aircraft to be added to a Sub-Fleet in the Program are leased pursuant to an operating lease but otherwise fit the criteria required for the identical AFM and the consent of the Lessor is required to change the AFM, the parties will seek permission from the Lessor to change the AFM for such aircraft accordingly. [*CTR*]

P.A. No. 1977	SA-35
Multiple Operating Weight Program, Model 737-723/-823/-923ER Aircraft

BOEING PROPRIETARY

6. Projected TOW and Actual TOW

The [*CTR*] (defined in Attachment A) will be jointly analyzed by the assigned Boeing Regional Director, Marketing and Customer within [*CTR*] following delivery by Customer to Boeing of the reports described in the immediately following paragraph. [*CTR*]

[*CTR*]

If, in any such calendar year, [*CTR*] (i) for each Aircraft in that Sub-Fleet either owned by Customer or leased by Customer pursuant to a conventional financing arrangement, Customer will pay [*CTR*] and (ii) for each Aircraft on operating lease in the Sub-Fleet, Customer will pay [*CTR*] For purposes of this Agreement, conventional financing arrangement includes, without limitation, [*CTR*]

Boeing and Customer agree that the [*CTR*] is set forth in Attachment B as of the date of this Order. After the period prior to the year 2000, [*CTR*] unless Customer expects to have significant changes in the operation of the Aircraft in that Sub-Fleet in the Program or that Sub-Fleet did not exist during that period of time, in which case [*CTR*] based upon the best data available. [*CTR*]

At the time of reconciliation of the [*CTR*] report pursuant to the immediately preceding paragraph, Customer may elect to have (i) [*CTR*] in the AFM changed, and/or (ii) one or both of the other [*CTR*] changed in the Program database for all Aircraft in a Sub-Fleet. In which case, [*CTR*]

7. Creation of Sub-Fleets

7.1 At Customer’s option, for purposes of the Program the Aircraft may be grouped into separate sub-fleets (Sub-Fleets) up to a maximum of three Sub-Fleets, and each Sub-Fleet may have its own particular set of [*CTR*] for the Program. Each Sub-Fleet will be separately tracked and administered pursuant to Articles 2 through 6 of this Order. Customer may, at the time of each reconciliation meeting described in Article 6 above, make changes to the Sub-Fleets including, without limitation, the mix and number of Aircraft within a Sub-Fleet, the number of Sub-Fleets and to move Aircraft from one Sub-Fleet to another Sub-Fleet. [*CTR*]

7.2 In the event an Aircraft is moved from one Sub-Fleet [*CTR*], such Aircraft will continue to be certified at the higher [*CTR*] For purposes of this Order, [*CTR*] for a particular Aircraft is defined as [*CTR*]

7.3 In the event an Aircraft is moved from one Sub-Fleet [*CTR*] For purposes of the preceding sentence, [*CTR*]

P.A. No. 1977	SA-35
Multiple Operating Weight Program, Model 737-723/-823/-923ER Aircraft

BOEING PROPRIETARY

8. Price of [*CTR*] and Payment

8.1 Customer will pay Boeing [*CTR*]

8.2 Boeing will provide an invoice for any payments due to Boeing and such payments will be made under the terms of this Order and the CSGTA.

9. Protection of Asset Value

As long as the Aircraft are in the legal possession of Customer (whether as owner, operator, or otherwise) and Customer has made all requisite payments or is not otherwise in default under the Program, the Aircraft may be operated by Customer with the AFM provided by Boeing pursuant to this Program.

In the event Customer intends to sell, lease or otherwise dispose of an Aircraft subject to this Program (Disposed Aircraft) other than as part of a conventional financing arrangement or to an affiliate or subsidiary of Customer or AMR Corporation, Customer will give written notice to Boeing of such intent as soon as practicable but in any event [*CTR*]

If Customer desires to sell or lease a Disposed Aircraft certified to operate [*CTR*] then Customer may purchase, [*CTR*]

If any Aircraft are removed from the Program, such Aircraft will be eligible to return to the Program at any time if Customer pays Boeing, [*CTR*] the difference between what Customer would have paid in the aggregate for such Aircraft had such Aircraft remained in the Program and what Customer actually paid [*CTR*] for the Aircraft just prior to re-entering the Program.

It is understood that a minimum of [*CTR*] will be required for Boeing to make the change to the FAA approved AFM elected by Customer. If the Customer requires the AFM to be prepared in a different format required by the cognizant aviation regulatory authority of the proposed third party purchaser or lessee, prior coordination with Boeing will be required to determine price and offerability.

10. Default

Failure of Customer to (i) timely [*CTR*] or (ii) [*CTR*] of receipt by Customer of written notice from Boeing identifying such failure, are each Events of Default under the Program. Upon the occurrence of any Event of Default and at any time thereafter as long as the Event of Default is continuing, [*CTR*]

In the event of termination by Boeing as a consequence of an Event of Default, [*CTR*]

P.A. No. 1977	SA-35
Multiple Operating Weight Program, Model 737-723/-823/-923ER Aircraft

BOEING PROPRIETARY

In such event, Boeing will notify the cognizant aviation regulatory authorities of the previously furnished AFM and Weight and Balance Manual.

11. Term of Multiple Operating Weight Program

This Program will continue, unless terminated by Boeing under Article 10 above or by the mutual agreement of the parties, for as long as Customer remains in legal possession of one (1) Aircraft subject to this Program. [*CTR*] Used aircraft or aircraft on operating lease of the same sub-model which enter Customer’s fleet during the initial [*CTR*] term may be added to the Program by the mutual agreement of the parties.

12. Amendments to Order

This Order will be amended by the parties to document (i) the addition or deletion of Aircraft to this Program, (ii) changes to any of the [*CTR*] (iii) creation of or any modifications to any Sub- Fleets, (iv) the purchase or lease of any additional [*CTR*] as a consequence of an annual reconciliation, (v) the resetting of [*CTR*] if required as a consequence of annual reconciliation, (vi) termination of the Program and (vii) as otherwise agreed by the parties.

13. Notices

The ATOW reported annually and the notices related to the sale, lease or other disposition of Aircraft subject to this Program will be addressed as follows:

Boeing Commercial Airplane Group

P.O. Box 3707

Seattle, Washington 98124-2207

U.S.A.

Attention:  Director

   Aircraft Contracts

   MC 21-43

Attention:  Director

   Airline Analysis Marketing

   MC 21-43

P.A. No. 1977	SA-35
Multiple Operating Weight Program, Model 737-723/-823/-923ER Aircraft

BOEING PROPRIETARY

All notices to Customer required by this Order will be sent in the manner required by the CSGTA and with a copy to:

American Airlines, Inc.

4333 Amon Carter Boulevard

MD 5423 HDQ

Fort Worth, Texas 76155

Attention:  Managing Director

   Operations Engineering

and

American Airlines, Inc.

4333 Amon Carter Boulevard

MD 5569 HDQ

Fort Worth, Texas 76155

Attention: Vice President, Corporate Development and Treasurer

14. Performance Guarantees

Boeing will not be required to furnish multiple performance guarantees for the Aircraft. Any performance guarantees for new Aircraft will be based upon [*CTR*]

15. [*CTR*]

16. Leased Takeoff Weight

16.1. Customer may lease [*CTR*]

16.2. The lease renews annually.

16.3. Customer may elect to end the lease at any time, in which case [*CTR*]

17. Confidentiality

The terms and conditions of this Order and the reports required hereunder shall be considered to be confidential and shall not be disclosed by either party (except as reasonably necessary to its respective employees, insurers, auditors or professional advisors) without the prior written consent of the other party.

P.A. No. 1977	SA-35
Multiple Operating Weight Program, Model 737-723/-823/-923ER Aircraft

BOEING PROPRIETARY

Please indicate your acceptance of this Order by returning one (1) executed copy to the attention of the undersigned.

THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: August 19, 2011

AMERICAN AIRLINES, INC.

By	/s/ Beverly Goulet
Its	VP Corporate Development and Treasurer

Customer’s Purchase Order Number:

P.A. No. 1977	SA-35
Multiple Operating Weight Program, Model 737-723/-823/-923ER Aircraft

BOEING PROPRIETARY

American Airlines, Inc.

6-1162-SSM-1405

TABLE 1 – MODEL 737 AIRCRAFT

[*CTR*]*

FEE FOR ENTERING MULTIPLE OPERATING WEIGHT PROGRAM

DOLLAR FEE PER AIRCRAFT [*CTR*]**

Months Before Aircraft Delivery Aircraft Enters Program	Fee (Per Aircraft [*CTR*])

[*CTR*]	[*CTR*]

[*CTR*]

* The escalation factor to reach [*CTR*] ** [*CTR*]

P.A. No. 1977	SA-35
Multiple Operating Weight Program, Model 737-723/-823/-923ER Aircraft

BOEING PROPRIETARY

Definitions

[*CTR*]

1.	The configuration of the Aircraft in Exhibit A to the Purchase Agreement;

2.	[*CTR*]

3.	[*CTR*] and

4.	The certified weight of the Aircraft at Delivery.

Data Requirements for the Calculation of [*CTR*]

[*CTR*]

P.A. No. 1977	SA-35
Multiple Operating Weight Program, Model 737-723/-823/-923ER Aircraft

BOEING PROPRIETARY

Data Requirements for the Calculation of [*CTR*]

[*CTR*]

Calculation of [*CTR*]

Step 1:

[*CTR*] weights below the basic weight will be rounded up to that basic weight.

Step 2:

Calculate [*CTR*] using the following formula. [*CTR*]

[*CTR*] =	[*CTR*]
[*CTR*]

Where:

P1 = [*CTR*]

P2 = [*CTR*]

P3 = [*CTR*]

F1 = [*CTR*]

F2 = [*CTR*]

F3 = [*CTR*]

P.A. No. 1977	SA-35
Multiple Operating Weight Program, Model 737-723/-823/-923ER Aircraft

BOEING PROPRIETARY

Attachment B1

CSGTA Order Multiple Operating Weight (MOW)

Order To CSGTA No:	6-1162-SSM-1405	Aircraft Model:	737-823
CSGTA No:	23-1	Customer’s PO Number:
Customer Name:	American Airlines, Inc.	Customer Code:	AAL
		AAL Admin Fee [*CTR*]		[*CTR*]
		AAL Admin Fee [*CTR*]		[*CTR*]
Weights
[*CTR*]	[*CTR*]	Adminstrative Fee		[*CTR*]
[*CTR*]	[*CTR*]	Current Year Rate/LB	[*CTR*]	[*CTR*]
[*CTR*]	[*CTR*]	Lease Factor		[*CTR*]
[*CTR*]	[*CTR*]

Aircraft Serial No.	Weight On1 Program Entry	Difference (LBS) (Prev. - PTOW)	New or 2 Existing (N/E)	Delivery Date	Operating Lease (Y/N)	Owner Code	Balance Owing	Future Liability STE(estimate)
								Credit Memo	Weight Increment
29503	174,200	15,700	E	Jan-1999	N	AAL		,	,
29504	174,200	15,700	E	Jan-1999	N	AAL		,	,
29505	174,200	15,700	E	Feb-1999	N	AAL		,	,
29506	174,200	15,700	E	Feb-1999	N	AAL		,	,
29507	174,200	15,700	E	Mar-1999	N	AAL		,	,
29508	174,200	15,700	E	Mar-1999	N	AAL		,	,
29509	174,200	15,700	E	Apr-1999	N	AAL		,	,
29510	174,200	15,700	E	Apr-1999	N	AAL		,	,
29511	174,200	15,700	E	May-1999	N	AAL		,	,
29512	174,200	15,700	E	May-1999	N	AAL		,	,
29513	174,200	15,700	E	Jun-1999	N	AAL		,	,
29514	174,200	15,700	E	Jun-1999	N	AAL		,	,
29515	174,200	15,700	E	Jul-1999	N	AAL		,	,
29516	174,200	15,700	E	Jul-1999	N	AAL		,	,
29517	174,200	15,700	E	Aug-1999	N	AAL		,	,
29518	174,200	15,700	E	Aug-1999	N	AAL		,	,
29519	174,200	15,700	E	Sep-1999	N	AAL		,	,
29520	174,200	15,700	E	Sep-1999	N	AAL		,	,
29521	174,200	15,700	E	Oct-1999	N	AAL		,	,
29522	174,200	15,700	E	Oct-1999	N	AAL		,	,

[*CTR*]
Pricing Manager

Attachment B1

29523	174,200	15,700	E	Nov-1999	N	AAL	,	,
29524	174,200	15,700	E	Nov-1999	N	AAL	,	,
29525	174,200	15,700	E	Dec-1999	N	AAL	,	,
29526	174,200	15,700	E	Dec-1999	N	AAL	,	,
29527	174,200	15,700	E	Jan-2000	N	AAL	,	,
30077	174,200	15,700	E	Jan-2000	N	AAL	,	,
29528	174,200	15,700	E	Feb-2000	N	AAL	,	,
30078	174,200	15,700	E	Feb-2000	N	AAL	,	,
29529	174,200	15,700	E	Mar-2000	N	AAL	,	,
30079	174,200	15,700	E	Mar-2000	N	AAL	,	,
29530	174,200	15,700	E	Apr-2000	N	AAL	,	,
30080	174,200	15,700	E	Apr-2000	N	AAL	,	,
29531	174,200	15,700	E	May-2000	N	AAL	,	,
30081	174,200	15,700	E	May-2000	N	AAL	,	,
29532	174,200	15,700	E	Jun-2000	N	AAL	,	,
30082	174,200	15,700	E	Jun-2000	N	AAL	,	,
29533	174,200	15,700	E	Jul-2000	N	AAL	,	,
30083	174,200	15,700	E	Jul-2000	N	AAL	,	,
30598	174,200	15,700	E	Jul-2000	N	AAL	,	,
29534	174,200	15,700	E	Aug-2000	N	AAL	,	,
30084	174,200	15,700	E	Aug-2000	N	AAL	,	,
30599	174,200	15,700	E	Aug-2000	N	AAL	,	,
29535	174,200	15,700	E	Sep-2000	N	AAL	,	,
30085	174,200	15,700	E	Sep-2000	N	AAL	,	,
30600	174,200	15,700	E	Sep-2000	N	AAL	,	,
29536	174,200	15,700	E	Oct-2000	N	AAL	,	,
30086	174,200	15,700	E	Oct-2000	N	AAL	,	,
29537	174,200	15,700	E	Nov-2000	N	AAL	,	,
30087	174,200	15,700	E	Nov-2000	N	AAL	,	,
29538	174,200	15,700	E	Dec-2000	N	AAL	,	,
30088	174,200	15,700	E	Dec-2000	N	AAL	,	,

[*CTR*]
Pricing Manager

Attachment B1

29539	174,200	15,700	E	Jan-2001	N	AAL	,	,
30089	174,200	15,700	E	Jan-2001	N	AAL	,	,
29540	174,200	15,700	E	Feb-2001	N	AAL	,	,
30090	174,200	15,700	E	Feb-2001	N	AAL	,	,
29541	174,200	15,700	E	Mar-2001	N	AAL	,	,
30091	174,200	15,700	E	Mar-2001	N	AAL	,	,
30828	174,200	15,700	E	Mar-2001	N	AAL	,	,
29542	174,200	15,700	E	Apr-2001	N	AAL	,	,
30092	174,200	15,700	E	Apr-2001	N	AAL	,	,
30858	174,200	15,700	E	Apr-2001	N	AAL	,	,
29543	174,200	15,700	E	May-2001	N	AAL	,	,
30093	174,200	15,700	E	May-2001	N	AAL	,	,
29544	174,200	15,700	E	Jun-2001	N	AAL	,	,
30094	174,200	15,700	E	Jun-2001	N	AAL	,	,
29545	174,200	15,700	E	Jul-2001	N	AAL	,	,
30095	174,200	15,700	E	Jul-2001	N	AAL	,	,
29546	174,200	15,700	E	Aug-2001	N	AAL	,	,
30096	174,200	15,700	E	Aug-2001	N	AAL	,	,
29547	174,200	15,700	E	Sep-2001	N	AAL	,	,
30097	174,200	15,700	E	Sep-2001	N	AAL	,	,
29548	174,200	15,700	E	Oct-2001	N	AAL	,	,
30098	174,200	15,700	E	Oct-2001	N	AAL	,	,
29549	174,200	15,700	E	Nov-2001	N	AAL	,	,
30099	174,200	15,700	E	Nov-2001	N	AAL	,	,
29550	174,200	15,700	E	Dec-2001	N	AAL	,	,
30100	174,200	15,700	E	Dec-2001	N	AAL	,	,
29568	174,200	15,700	E	Jan-2009	N	AAL	,	,
29569	174,200	15,700	E	Feb-2009	N	AAL	,	,
29570	174,200	15,700	E	Mar-2009	N	AAL	,	,
29563	174,200	15,700	E	Apr-2009	N	AAL	,	,
30920	174,200	15,700	E	Apr-2009	N	AAL	,	,

[*CTR*]
Pricing Manager

Attachment B1

29564	174,200	15,700	E	May-2009	N	AAL	,	,
29565	174,200	15,700	E	May-2009	N	AAL	,	,
29566	174,200	15,700	E	Jun-2009	N	AAL	,	,
29567	174,200	15,700	E	Jun-2009	N	AAL	,	,
29561	174,200	15,700	E	Jul-2009	N	AAL	,	,
33519	174,200	15,700	E	Jul-2009	N	AAL	,	,
30918	174,200	15,700	E	Aug-2009	N	AAL	,	,
33520	174,200	15,700	E	Aug-2009	N	AAL	,	,
29562	174,200	15,700	E	Sep-2009	N	AAL	,	,
29558	174,200	15,700	E	Oct-2009	N	AAL	,	,
30910	174,200	15,700	E	Oct-2009	N	AAL	,	,
29559	174,200	15,700	E	Nov-2009	N	AAL	,	,
30912	174,200	15,700	E	Nov-2009	N	AAL	,	,
29560	174,200	15,700	E	Dec-2009	N	AAL	,	,
30916	174,200	15,700	E	Dec-2009	N	AAL	,	,
33521	174,200	15,700	E	Mar-2010	N	AAL	,	,
29576	174,200	15,700	E	Apr-2010	N	AAL	,	,
29577	174,200	15,700	E	Apr-2010	N	AAL	,	,
29557	174,200	15,700	E	May-2010	N	AAL	,	,
30908	174,200	15,700	E	May-2010	N	AAL	,	,
30914	174,200	15,700	E	Jun-2010	N	AAL	,	,
33518	174,200	15,700	E	Jun-2010	N	AAL	,	,
30906	174,200	15,700	E	Jul-2010	N	AAL	,	,
29575	174,200	15,700	E	Aug-2010	N	AAL	,	,
29556	174,200	15,700	E	Sep-2010	N	AAL	,	,
30907	174,200	15,700	E	Oct-2010	N	AAL	,	,
30904	174,200	15,700	E	Oct-2010	N	AAL	,	,
29555	174,200	15,700	E	Nov-2010	N	AAL	,	,
30905	174,200	15,700	E	Nov-2010	N	AAL	,	,
30903	174,200	15,700	E	Dec-2010	N	AAL	,	,
29554	174,200	15,700	E	Dec-2010	N	AAL	,	,

[*CTR*]
Pricing Manager

Attachment B1

33203	174,200	15,700	E	Jan-2009	N	AAL	,	,
31067	174,200	15,700	E	Feb-2009	N	AAL	,	,
31069	174,200	15,700	E	Mar-2009	N	AAL	,	,
33205	174,200	15,700	E	Mar-2009	N	AAL	,	,
31071	174,200	15,700	E	Apr-2009	N	AAL	,	,
31073	174,200	15,700	E	May-2009	N	AAL	,	,
31075	174,200	15,700	E	Jun-2009	N	AAL	,	,
31077	174,200	15,700	E	Jul-2009	N	AAL	,	,
33206	174,200	15,700	E	Jul-2009	N	AAL	,	,
31079	174,200	15,700	E	Aug-2009	N	AAL	,	,
33207	174,200	15,700	E	Aug-2009	N	AAL	,	,
31081	174,200	15,700	E	Sep-2009	N	AAL	,	,
33208	174,200	15,700	E	Sep-2009	N	AAL	,	,
31083	174,200	15,700	E	Oct-2009	N	AAL	,	,
31085	174,200	15,700	E	Nov-2009	N	AAL	,	,
31087	174,200	15,700	E	Dec-2009	N	AAL	,	,
31089	174,200	15,700	E	Jan-2010	N	AAL	,	,
33209	174,200	15,700	E	Jan-2010	N	AAL	,	,
33210	174,200	15,700	E	Feb-2010	N	AAL	,	,
31091	174,200	15,700	E	Feb-2010	N	AAL	,	,
33211	174,200	15,700	E	Mar-2010	N	AAL	,	,
31093	174,200	15,700	E	Mar-2010	N	AAL	,	,
31095	174,200	15,700	E	Apr-2010	N	AAL	,	,
31097	174,200	15,700	E	May-2010	N	AAL	,	,
31099	174,200	15,700	E	Jun-2010	N	AAL	,	,
31101	174,200	15,700	E	Jul-2010	N	AAL	,	,
33212	174,200	15,700	E	Jul-2010	N	AAL	,	,
31103	174,200	15,700	E	Aug-2010	N	AAL	,	,
33213	174,200	15,700	E	Aug-2010	N	AAL	,	,
31105	174,200	15,700	E	Sep-2010	N	AAL	,	,
33214	174,200	15,700	E	Sep-2010	N	AAL	,	,

[*CTR*]
Pricing Manager

Attachment B1

31107	174,200	15,700	E	Oct-2010	N	AAL	,	,
31109	174,200	15,700	E	Nov-2010	N	AAL	,	,
31111	174,200	15,700	E	Dec-2010	N	AAL	,	,
40579	174,200	15,700	E	Jul-2010	N	AAL	,	,
40580	174,200	15,700	E	Aug-2010	N	AAL	,	,
40581	174,200	15,700	E	Sep-2010	N	AAL	,	,
40582	174,200	15,700	E	Oct-2010	N	AAL	,	,
40583	174,200	15,700	E	Nov-2010	N	AAL	,	,
40584	174,200	15,700	E	Dec-2010	N	AAL	,	,
40762	174,200	15,700	E	May-2011	N	AAL	,	,
40763	174,200	15,700	E	Jun-2011	N	AAL	,	,
40764	174,200	15,700	E	Jul-2011	N	AAL	,	,
40765	174,200	15,700	E	Aug-2011	N	AAL	,	,
40766	174,200	15,700	E	Sep-2011	N	AAL	,	,
40767	174,200	15,700	E	Oct-2011	N	AAL	,	,
40768	174,200	15,700	E	Nov-2011	N	AAL	,	,
40769	174,200	15,700	E	Dec-2011	N	AAL	,	,
29571	174,200	15,700	E	[*CTR*]2013	N	AAL	,	,
29572	174,200	15,700	E	[*CTR*]2013	N	AAL	,	,
29573	174,200	15,700	E	[*CTR*]2013	N	AAL	,	,
29574	174,200	15,700	E	[*CTR*]2013	N	AAL	,	,
33486	174,200	15,700	E	[*CTR*]2013	N	AAL	,	,
33487	174,200	15,700	E	[*CTR*]2013	N	AAL	,	,
33488	174,200	15,700	E	[*CTR*]2013	N	AAL	,	,
33489	174,200	15,700	E	[*CTR*]2013	N	AAL	,	,
33490	174,200	15,700	E	[*CTR*]2013	N	AAL	,	,
33491	174,200	15,700	E	[*CTR*]2013	N	AAL	,	,
33492	174,200	15,700	E	[*CTR*]2013	N	AAL	,	,
31127	174,200	15,700	E	Aug-2011	N	AAL	,	,
33219	174,200	15,700	E	Aug-2011	N	AAL	,	,
31129	174,200	15,700	E	Sep-2011	N	AAL	,	,

[*CTR*]
Pricing Manager

Attachment B1

33220	174,200	15,700	E	Sep-2011	N	AAL	,	,
31131	174,200	15,700	E	Oct-2011	N	AAL	,	,
31133	174,200	15,700	E	Nov-2011	N	AAL	,	,
31135	174,200	15,700	E	Dec-2011	N	AAL	,	,
31137	174,200	15,700	E	Jan-2012	N	AAL	,	,
33221	174,200	15,700	E	Jan-2012	N	AAL	,	,
31139	174,200	15,700	E	Feb-2012	N	AAL	,	,
33222	174,200	15,700	E	Feb-2012	N	AAL	,	,
31141	174,200	15,700	E	[*CTR*]2012	N	AAL	,	,
33223	174,200	15,700	E	[*CTR*]2012	N	AAL	,	,
31143	174,200	15,700	E	[*CTR*]2012	N	AAL	,	,
33314	174,200	15,700	E	[*CTR*]2012	N	AAL	,	,
31145	174,200	15,700	E	[*CTR*]2012	N	AAL	,	,
33315	174,200	15,700	E	[*CTR*]2012	N	AAL	,	,
31147	174,200	15,700	E	[*CTR*]2012	N	AAL	,	,
33316	174,200	15,700	E	[*CTR*]2012	N	AAL	,	,
33224	174,200	15,700	E	[*CTR*]2012	N	AAL	,	,
31149	174,200	15,700	E	[*CTR*]2012	N	AAL	,	,
31151	174,200	15,700	E	[*CTR*]2012	N	AAL	,	,
33225	174,200	15,700	E	[*CTR*]2012	N	AAL	,	,
31154	174,200	15,700	E	[*CTR*]2012	N	AAL	,	,
31153	174,200	15,700	E	[*CTR*]2012	N	AAL	,	,
33226	174,200	15,700	E	[*CTR*]2012	N	AAL	,	,
31156	174,200	15,700	E	[*CTR*]2012	N	AAL	,	,
33317	174,200	15,700	E	[*CTR*]2012	N	AAL	,	,
31155	174,200	15,700	E	[*CTR*]2012	N	AAL	,	,
31158	174,200	15,700	E	[*CTR*]2012	N	AAL	,	,
33318	174,200	15,700	E	[*CTR*]2012	N	AAL	,	,
31157	174,200	15,700	E	[*CTR*]2012	N	AAL	,	,
31160	174,200	15,700	E	[*CTR*]2012	N	AAL	,	,
33319	174,200	15,700	E	[*CTR*]2012	N	AAL	,	,

[*CTR*]
Pricing Manager

Attachment B1

31159	174,200	15,700	E	[*CTR*]2012	N	AAL	,	,
33227	174,200	15,700	N	[*CTR*]2013	N	AAL
31161	174,200	15,700	N	[*CTR*]2013	N	AAL
31163	174,200	15,700	N	[*CTR*]2013	N	AAL
33228	174,200	15,700	N	[*CTR*]2013	N	AAL
33229	174,200	15,700	N	[*CTR*]2013	N	AAL
31165	174,200	15,700	N	[*CTR*]2013	N	AAL
31167	174,200	15,700	N	[*CTR*]2013	N	AAL
31171	174,200	15,700	N	[*CTR*]2013	N	AAL
33321	174,200	15,700	N	[*CTR*]2013	N	AAL
31169	174,200	15,700	N	[*CTR*]2013	N	AAL
33322	174,200	15,700	N	[*CTR*]2013	N	AAL
31172	174,200	15,700	N	[*CTR*]2013	N	AAL
31173	174,200	15,700	N	[*CTR*]2013	N	AAL
33230	174,200	15,700	N	[*CTR*]2013	N	AAL
31176	174,200	15,700	N	[*CTR*]2013	N	AAL
33231	174,200	15,700	N	[*CTR*]2013	N	AAL
31178	174,200	15,700	N	[*CTR*]2013	N	AAL
33323	174,200	15,700	N	[*CTR*]2013	N	AAL
33232	174,200	15,700	N	[*CTR*]2013	N	AAL
31177	174,200	15,700	N	[*CTR*]2013	N	AAL
31185	174,200	15,700	N	[*CTR*]2014	N	AAL
33233	174,200	15,700	N	[*CTR*]2014	N	AAL
33234	174,200	15,700	N	[*CTR*]2014	N	AAL
31189	174,200	15,700	N	[*CTR*]2014	N	AAL
31190	174,200	15,700	N	[*CTR*]2014	N	AAL
31192	174,200	15,700	N	[*CTR*]2014	N	AAL
33327	174,200	15,700	N	[*CTR*]2014	N	AAL
31194	174,200	15,700	N	[*CTR*]2014	N	AAL
31196	174,200	15,700	N	[*CTR*]2014	N	AAL
33328	174,200	15,700	N	[*CTR*]2014	N	AAL

[*CTR*]
Pricing Manager

Attachment B1

31197	174,200	15,700	N	[*CTR*]2014	N	AAL
31199	174,200	15,700	N	[*CTR*]2014	N	AAL
31200	174,200	15,700	N	[*CTR*]2014	N	AAL
31202	174,200	15,700	N	[*CTR*]2014	N	AAL
33329	174,200	15,700	N	[*CTR*]2014	N	AAL
31203	174,200	15,700	N	[*CTR*]2014	N	AAL
31205	174,200	15,700	N	[*CTR*]2014	N	AAL
33330	174,200	15,700	N	[*CTR*]2014	N	AAL
31208	174,200	15,700	N	[*CTR*]2014	N	AAL
33331	174,200	15,700	N	[*CTR*]2014	N	AAL
31210	174,200	15,700	N	[*CTR*]2015	N	AAL
33239	174,200	15,700	N	[*CTR*]2015	N	AAL
33240	174,200	15,700	N	[*CTR*]2015	N	AAL
31214	174,200	15,700	N	[*CTR*]2015	N	AAL
33241	174,200	15,700	N	[*CTR*]2015	N	AAL
31215	174,200	15,700	N	[*CTR*]2015	N	AAL
31217	174,200	15,700	N	[*CTR*]2015	N	AAL
31218	174,200	15,700	N	[*CTR*]2015	N	AAL
33334	174,200	15,700	N	[*CTR*]2015	N	AAL
31219	174,200	15,700	N	[*CTR*]2015	N	AAL
31222	174,200	15,700	N	[*CTR*]2015	N	AAL
31221	174,200	15,700	N	[*CTR*]2015	N	AAL
33243	174,200	15,700	N	[*CTR*]2015	N	AAL
31226	174,200	15,700	N	[*CTR*]2015	N	AAL
31225	174,200	15,700	N	[*CTR*]2015	N	AAL
31228	174,200	15,700	N	[*CTR*]2015	N	AAL
31229	174,200	15,700	N	[*CTR*]2015	N	AAL
31230	174,200	15,700	N	[*CTR*]2015	N	AAL
33337	174,200	15,700	N	[*CTR*]2015	N	AAL
31231	174,200	15,700	N	[*CTR*]2015	N	AAL
31234	174,200	15,700	N	[*CTR*]2016	N	AAL

[*CTR*]
Pricing Manager

Attachment B1

31233	174,200	15,700	N	[*CTR*]2016	N	AAL
31236	174,200	15,700	N	[*CTR*]2016	N	AAL
33247	174,200	15,700	N	[*CTR*]2016	N	AAL
31237	174,200	15,700	N	[*CTR*]2016	N	AAL
33338	174,200	15,700	N	[*CTR*]2016	N	AAL
31242	174,200	15,700	N	[*CTR*]2016	N	AAL
31241	174,200	15,700	N	[*CTR*]2016	N	AAL
33340	174,200	15,700	N	[*CTR*]2016	N	AAL
31244	174,200	15,700	N	[*CTR*]2016	N	AAL
33248	174,200	15,700	N	[*CTR*]2016	N	AAL
31245	174,200	15,700	N	[*CTR*]2016	N	AAL
31248	174,200	15,700	N	[*CTR*]2016	N	AAL
33250	174,200	15,700	N	[*CTR*]2016	N	AAL
31250	174,200	15,700	N	[*CTR*]2016	N	AAL
33341	174,200	15,700	N	[*CTR*]2016	N	AAL
31253	174,200	15,700	N	[*CTR*]2016	N	AAL
33342	174,200	15,700	N	[*CTR*]2016	N	AAL
33343	174,200	15,700	N	[*CTR*]2016	N	AAL
31255	174,200	15,700	N	[*CTR*]2016	N	AAL
31258	174,200	15,700	N	[*CTR*]2017	N	AAL
31257	174,200	15,700	N	[*CTR*]2017	N	AAL
31259	174,200	15,700	N	[*CTR*]2017	N	AAL
31262	174,200	15,700	N	[*CTR*]2017	N	AAL
31261	174,200	15,700	N	[*CTR*]2017	N	AAL
33344	174,200	15,700	N	[*CTR*]2017	N	AAL
31265	174,200	15,700	N	[*CTR*]2017	N	AAL
33345	174,200	15,700	N	[*CTR*]2017	N	AAL
31268	174,200	15,700	N	[*CTR*]2017	N	AAL
33346	174,200	15,700	N	[*CTR*]2017	N	AAL
31269	174,200	15,700	N	[*CTR*]2017	N	AAL
31270	174,200	15,700	N	[*CTR*]2017	N	AAL

[*CTR*]
Pricing Manager

Attachment B1

31272	174,200	15,700	N	[*CTR*]2017	N	AAL
31273	174,200	15,700	N	[*CTR*]2017	N	AAL
33256	174,200	15,700	N	[*CTR*]2017	N	AAL
31275	174,200	15,700	N	[*CTR*]2017	N	AAL
31277	174,200	15,700	N	[*CTR*]2017	N	AAL
33348	174,200	15,700	N	[*CTR*]2017	N	AAL
31280	174,200	15,700	N	[*CTR*]2017	N	AAL
33349	174,200	15,700	N	[*CTR*]2017	N	AAL
Total Number of Aircraft:		307	Incremental Weight Charge				$0
			Adminstrative Fee				$0
			Program Late Charge				$0

			Charge to Customer				$0

[*CTR*]
Pricing Manager

Attachment B2

CSGTA Order Multiple Operating Weight (MOW)

Order To CSGTA No: 6-1162-SSM-1405		Aircraft Model:	737-723
CSGTA No: 23-1		Customer’s PO Number:
Customer Name: American Airlines, Inc.		Customer Code:	AAL
		AAL Admin Fee [*CTR*]		[*CTR*]
		AAL Admin Fee [*CTR*]		[*CTR*]
Weights
[*CTR*]	[*CTR*]	Adminstrative Fee		[*CTR*]
[*CTR*]	[*CTR*]	Current Year Rate/LB [*CTR*]	[*CTR*]
[*CTR*]	[*CTR*]	Lease Factor	[*CTR*]
[*CTR*]	[*CTR*]

Aircraft Serial No.	Weight On1 Program Entry	Difference (LBS) (Prev. -PTOW)	New or 2 Existing (N/E)	Delivery Date	Operating Lease (Y/N)	Owner Code	Aircraft Amortize Factor	Balance Owing	Future Liability STE(estimate)
									Credit Memo	Weight Increment
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
Total Number of Aircraft:		0		Incremental Weight Charge					$0
				Adminstrative Fee					$0
				Program Late Charge					$0

				Charge to Customer					$0

[*CTR*]
Pricing Manager

Attachment B3

CSGTA Order Multiple Operating Weight (MOW)

Order To CSGTA No:	6-1162-SSM-1405	Aircraft Model:	737-923ER
CSGTA No:	23-1	Customer’s PO Number:
Customer Name:	American Airlines, Inc.	Customer Code:	AAL
		AAL Admin Fee [*CTR]		[*CTR*]
		AAL Admin Fee [*CTR]		[*CTR*]

Weights
[*CTR*]	[*CTR*]	Administrative Fee		[*CTR*]
[*CTR*]	[*CTR*]	Current Year Rate/LB [*CTR]		[*CTR*]
[*CTR*]	[*CTR*]	Lease Factor		[*CTR*]
[*CTR*]	[*CTR*]

Aircraft Serial No.	Weight On1 Program Entry	Difference (LBS) (Prev. - PTOW)	New or 2 Existing (N/E)	Delivery Date	Operating Lease (Y/N)	Owner Code	Aircraft Amortize Factor	Balance Owing	Future Liability STE(estimate)
									Credit Memo	Weight Increment
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
							0
Total Number of Aircraft:		0		Incremental Weight Charge				$0
				Administrative Fee				$0
				Program Late Charge				$0

				Charge to Customer				$0

[*CTR*]
Pricing Manager

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-1977-LA-1105509

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	Aircraft Performance Guarantees – 737-723

Reference:	Purchase Agreement No. PA-1977 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-823 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the 737-723 aircraft (Aircraft) to Customer. Notwithstanding the provision of the performance guarantees in the Attachment, Boeing and Customer will work together in good faith to communicate the performance guarantees that will be offered [*CTR*]

1. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

2. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

AAL-PA-1977-LA-1105509	Page 1
Performance Guarantees, 737-700

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: August 19, 2011

American Airlines, Inc.

By	/s/ Beverly Goulet

Its	VP Corporate Development and Treasurer

AAL-PA-1977-LA-1105509	Page 2
Performance Guarantees, 737-700

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1105509

CFM56-7B26E/B2F Engines

MODEL 737-700 WITH WINGLETS PERFORMANCE GUARANTEES

FOR AMERICAN AIRLINES, INC.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER’S EMPTY WEIGHT

4	SOUND LEVELS

5	AIRCRAFT CONFIGURATION

6	GUARANTEE CONDITIONS

7	GUARANTEE COMPLIANCE

8	EXCLUSIVE GUARANTEES

P.A. No. PA-1977	SS11-0364
AERO-B-BBA4-M11-0668

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1105509

CFM56-7B26E/B2F Engines

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the [*CTR*]

2	FLIGHT PERFORMANCE

2.1	Takeoff

2.1.1	The FAA approved takeoff field length at a gross weight at the start of the ground roll of 154,500 pounds, at a temperature of 86°F, at a sea level altitude, with an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be more than the following guarantee value:

[*CTR*]

2.1.2	The FAA approved takeoff gross weight at the start of ground roll, at a temperature of 95°F, at an altitude of 607 feet and satisfying the conditions defined below, with an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be less than the following guarantee value:

[*CTR*]

Conditions:

The takeoff runway available (TORA) is 12,816 feet.

The takeoff distance available (TODA) is 12,816 feet.

The accelerate-stop distance available (ASDA) is 12,816 feet.

The runway slope is 0.03 percent downhill.

P.A. No. PA-1977	SS11-0364
AERO-B-BBA4-M11-0668

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1105509

CFM56-7B26E/B2F Engines

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	2,650 feet	56 feet
2.	51,154 feet	107 feet

2.1.3	The FAA approved takeoff gross weight at the start of ground roll, at a temperature of 86°F, at an altitude of 56 feet and satisfying the conditions defined below, with an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be less than the following guarantee value:

[*CTR*]

Conditions:

The takeoff runway available (TORA) is 5,701 feet.

The takeoff distance available (TODA) is 5,701 feet.

The accelerate-stop distance available (ASDA) is 5,701 feet.

The runway slope is 0.16 percent uphill.

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	1,096 feet	18 feet
2.	2,141 feet	43 feet
3.	2,757 feet	63 feet

2.2	Landing

The FAA approved landing field length at a gross weight of 129,200 pounds and at a sea level altitude, shall not be more than the following guarantee value:

[*CTR*]

P.A. No. PA-1977	SS11-0364
AERO-B-BBA4-M11-0668

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1105509

CFM56-7B26E/B2F Engines

2.3	Mission

2.3.1	Mission Payload

The payload for a stage length of 2,990 nautical miles in still air (equivalent to a distance of 2,417 nautical miles with an 87 knot headwind, representative of a Boston to Los Angeles route in Winter) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	[*CTR*]
TOLERANCE:	[*CTR*]
GUARANTEE:	[*CTR*]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[*CTR*]

The airport temperature is 41°F.

The takeoff runway available (TORA) is 9,883 feet.

The takeoff distance available (TODA) is 9,883 feet.

The accelerate-stop distance available (ASDA) is 9,883 feet.

The runway slope is 0.06 percent uphill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	1,904 feet	57 feet
2.	2,215 feet	65 feet
3.	28,053 feet	508 feet

P.A. No. PA-1977	SS11-0364
AERO-B-BBA4-M11-0668

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1105509

CFM56-7B26E/B2F Engines

Takeoff performance is based on an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until 0.78 Mach number is reached.

The climb continues at 0.78 Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The initial cruise altitude is 36,000 feet.

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

P.A. No. PA-1977	SS11-0364
AERO-B-BBA4-M11-0668

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1105509

CFM56-7B26E/B2F Engines

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 0.78 Mach number until 250 KCAS is reached.

The descent continues at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is 126 feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [*CTR*]

Takeoff and Climbout Maneuver: [*CTR*]

Approach and Landing Maneuver: [*CTR*]

Taxi-In (shall be consumed from the reserve fuel): [*CTR*]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR*]

P.A. No. PA-1977	SS11-0364
AERO-B-BBA4-M11-0668

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1105509

CFM56-7B26E/B2F Engines

[*CTR*]

2.3.2	Mission Payload

The payload for a stage length of 1,676 nautical miles in still air (equivalent to a distance of 1,636 nautical miles with an 11 knot headwind, representative of a Quito to Miami route in Winter) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	[*CTR*]
TOLERANCE:	[*CTR*]
GUARANTEE:	[*CTR*]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[*CTR*]

The airport temperature is 63°F.

The takeoff runway available (TORA) is 10,236 feet.

The takeoff distance available (TODA) is 10,236 feet.

The accelerate-stop distance available (ASDA) is 10,236 feet.

The runway slope is 0.18 percent uphill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	49,764 feet	620 feet

P.A. No. PA-1977	SS11-0364
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Attachment to Letter Agreement

No. AAL-PA-1977-LA-1105509

CFM56-7B26E/B2F Engines

Takeoff performance is based on an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until 0.78 Mach number is reached.

The climb continues at 0.78 Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The initial cruise altitude is 36,000 feet.

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

P.A. No. PA-1977	SS11-0364
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CFM56-7B26E/B2F Engines

Descent:	The Aircraft descends from the final cruise altitude at 0.78 Mach number until 250 KCAS is reached.

The descent continues at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is 8 feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [*CTR*]

Takeoff and Climbout Maneuver: [*CTR*]

Approach and Landing Maneuver: [*CTR*]

Taxi-In (shall be consumed from the reserve fuel): [*CTR*]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR*]

[*CTR*]

P.A. No. PA-1977	SS11-0364
AERO-B-BBA4-M11-0668

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1105509

CFM56-7B26E/B2F Engines

2.3.3	Mission Block Fuel

The block fuel for a stage length of 1,200 nautical miles in still air with a 27,840 pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	[*CTR*]
TOLERANCE:	[*CTR*]
GUARANTEE:	[*CTR*]

    Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	[*CTR*]

The takeoff gross weight is not limited by the airport conditions.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until 0.78 Mach number is reached.

P.A. No. PA-1977	SS11-0364
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CFM56-7B26E/B2F Engines

The climb continues at 0.78 Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The initial cruise altitude is 38,000 feet.

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 0.78 Mach number until 250 KCAS is reached.

The descent continues at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude a sea level.

P.A. No. PA-1977	SS11-0364
AERO-B-BBA4-M11-0668

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Attachment to Letter Agreement

No. AAL-PA-1977-LA-1105509

CFM56-7B26E/B2F Engines

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Operational Empty Weight, OEW (Paragraph 2.3.5): [*CTR*]

Taxi-Out: [*CTR*]

Takeoff and Climbout Maneuver: [*CTR*]

Approach and Landing Maneuver: [*CTR*]

Taxi-In (shall be consumed from the reserve fuel): [*CTR*]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR*]

[*CTR*]

2.3.4	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.3.5 is the basis for the mission guarantees of Paragraphs 2.3.1 and 2.3.2.

P.A. No. PA-1977	SS11-0364
AERO-B-BBA4-M11-0668

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Attachment to Letter Agreement

No. AAL-PA-1977-LA-1105509

CFM56-7B26E/B2F Engines

2.3.5 737-700 Weight Summary - American Airlines

Pounds
Standard Model Specification MEW	[*CTR*]

[*CTR*]

[*CTR*] American Airlines
[*CTR*]	[*CTR*]

American Airlines Manufacturer’s Empty Weight (MEW)	[*CTR*]

Standard and Operational Items Allowance	[*CTR*]
(Paragraph 2.3.6)

American Airlines Operational Empty Weight (OEW)	[*CTR*]

	Quantity	Pounds	Pounds
* [*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]

P.A. No. PA-1977	SS11-0364
AERO-B-BBA4-M11-0668

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1105509

CFM56-7B26E/B2F Engines

2.3.6	Standard and Operational Items Allowance

	Qty	Pounds	Pounds	Pounds
Standard Items Allowance				[*CTR*]
Unusable Fuel			[*CTR*]
Oil			[*CTR*]
Oxygen Equipment			[*CTR*]
Passenger Portable	[*CTR*]	[*CTR*]
Crew Masks	[*CTR*]	[*CTR*]
Miscellaneous Equipment			[*CTR*]
Crash Axe	[*CTR*]	[*CTR*]
Megaphones	[*CTR*]	[*CTR*]
Flashlights	[*CTR*]	[*CTR*]
Smoke Hoods	[*CTR*]	[*CTR*]
Galley Structure & Fixed Inserts			[*CTR*]

Operational Items Allowance				[*CTR*]

Crew and Crew Baggage			[*CTR*]
Flight Crew (incl. baggage)	[*CTR*]	[*CTR*]
Cabin Crew (incl. baggage)	[*CTR*]	[*CTR*]
Catering Allowance & Removable Inserts			[*CTR*]
First Class	[*CTR*]	[*CTR*]
Tourist Class	[*CTR*]	[*CTR*]
Passenger Service Equipment	[*CTR*]		[*CTR*]
Potable Water —[*CTR*]			[*CTR*]
Waste Tank Disinfectant			[*CTR*]
Emergency Equipment			[*CTR*]
Escape Slides—Forward	[*CTR*]	[*CTR*]
Escape Slides—Aft	[*CTR*]	[*CTR*]
Life Vests—Crew and Passengers	[*CTR*]	[*CTR*]
Life Rafts	[*CTR*]	[*CTR*]
Auto Radio Beacon (ELT)	[*CTR*]	[*CTR*]
Total Standard and Operational Items Allowance				[*CTR*]

P.A. No. PA-1977	SS11-0364
AERO-B-BBA4-M11-0668

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1105509

CFM56-7B26E/B2F Engines

3	MANUFACTURER’S EMPTY WEIGHT

The Manufacturer’s Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification TBD plus one percent.

4	SOUND LEVELS

4.1	Community Sound Levels

The Aircraft shall be certified in accordance with the requirements of 14CFR Part 36, Stage 4 and ICAO Annex 16, Volume 1, Chapter 4.

4.2	[*CTR*] Single Event Noise Exposure Levels

4.2.1	[*CTR*]

4.2.2	The guarantee of Paragraph 4.2.1 is based on the following conditions, procedures and microphone locations:

[*CTR*]                     [*CTR*]

[*CTR*]                     [*CTR*]

[*CTR*]                     [*CTR*]

4.3	Interior Sound Levels in Flight

The sound level at the head position of a seated pilot or passenger during cruise shall not be more than the following guarantee value:

A Weighted Sound Levels		dB(A)
Pilot’s Inboard Ear	NOMINAL:	[*CTR*]
	TOLERANCE:	[*CTR*]
	GUARANTEE:	[*CTR*]
Passenger Aisle Seats	NOMINAL:	[*CTR*]
Forward of Station 500B+4	TOLERANCE:	[*CTR*]
	GUARANTEE:	[*CTR*]

P.A. No. PA-1977
AERO-B-BBA4-M11-0668	SS11-0364

BOEING PROPRIETARY

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No. AAL-PA-1977-LA-1105509

CFM56-7B26E/B2F Engines

Passenger Aisle Seats	NOMINAL:	[*CTR*]
At Station 500B+4 and Aft	TOLERANCE:	[*CTR*]
	GUARANTEE:	[*CTR*]

Speech Interference Levels		SIL
Pilot’s Inboard Ear	NOMINAL:	[*CTR*]
	TOLERANCE:	[*CTR*]
	GUARANTEE:	[*CTR*]
Passenger Aisle Seats	NOMINAL:	[*CTR*]
Forward of Station 500B+4	TOLERANCE:	[*CTR*]
	GUARANTEE:	[*CTR*]
Passenger Aisle Seats	NOMINAL:	[*CTR*]
Aft of Station 500B+4	TOLERANCE:	[*CTR*]
and Forward of Station 727E+5	GUARANTEE:	[*CTR*]
Passenger Aisle Seats	NOMINAL:	[*CTR*]
At Station 500E+5 and Aft	TOLERANCE:	[*CTR*]
	GUARANTEE:	[*CTR*]

4.4	Ramp Sound Levels

The sound level at ramp locations, which results from operation of the APU, environmental control system, and electronic equipment cooling fans during stationary Aircraft ground operations, shall not be more than the following guarantee value:

A-weighted Sound Levels		dBA
Forward and Aft Cargo Doors	NOMINAL:	[*CTR*]
Locations	TOLERANCE:	[*CTR*]
	GUARANTEE:	[*CTR*]

Passenger Entry Doors	NOMINAL:	[*CTR*]
(left side)	TOLERANCE:	[*CTR*]
	GUARANTEE:	[*CTR*]

Underwing Fueling Locations	NOMINAL:	[*CTR*]
	TOLERANCE:	[*CTR*]
	GUARANTEE:	[*CTR*]

P.A. No. PA-1977
AERO-B-BBA4-M11-0668	SS11-0364

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1105509

CFM56-7B26E/B2F Engines

5	AIRCRAFT CONFIGURATION

5.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification TBD (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance, sound levels, and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

5.2	The guarantee payloads of Paragraph 2.3.1 and 2.3.2 will be adjusted by Boeing for the effect of the following on OEW and the Manufacturer’s Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

6	GUARANTEE CONDITIONS

6.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

6.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 737-700 Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 44, dated August 8, 2009.

6.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraphs 4.1.1 or 6.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

P.A. No. PA-1977
AERO-B-BBA4-M11-0668	SS11-0364

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CFM56-7B26E/B2F Engines

6.4	The takeoff and landing guarantees, and the takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 225 mph tires, with Category F brakes and anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off unless otherwise specified. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

6.5	The climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 50 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the “Auto” position, the temperature control switches in the “Auto” position that results in a nominal cabin temperature of 75°F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.35 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 2,200 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 33 percent). The APU is turned off unless otherwise specified.

6.6	Long Range Cruise (LRC) speed is defined to be the highest speed where cruise fuel mileage is 99 percent of the maximum cruise fuel mileage.

6.7	The climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location of 22.2 percent of the mean aerodynamic chord.

6.8	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound and a fuel density of 6.7 pounds per U.S. gallon.

6.9

Sound pressure levels are measured in decibels (dB) referred to the standard reference pressure of 20 micro Pascals. Overall sound pressure level (OASPL) is defined to be the sound pressure level for the frequency range from 45 to 11,200 Hz. A-weighted sound level (dBA) is similar to OASPL except that an A-weighting is applied to the sound pressure levels. The weighting is defined in

P.A. No. PA-1977	SS11-0364
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No. AAL-PA-1977-LA-1105509

CFM56-7B26E/B2F Engines

Section 5.4 of IEC 61672-1 for the frequency range from 45 to 11,200 Hz. Speech interference level (SIL) is defined to be the arithmetic average of sound pressure levels in the three octave bands with center frequencies at 1,000, 2,000 and 4,000 Hz.

6.10	The guarantee for interior sound levels in flight pertains to normal operation of the Aircraft in cruise during straight and level flight at an altitude of 35,000 feet and 0.78 Mach number. The Aircraft shall have a complete interior installation including standard thermal/acoustic insulation, all lining and partition panels, a full ship set of fabric upholstered seats and floor covering in the passenger cabin. The cargo compartment shall have a full set of compartment liners and thermal/acoustic insulation. The interior configuration is defined in B376011 (Interior Arrangement). The procedures used for the measurement of sound levels shall be in accordance with ISO 5129-2001(E).

6.11	The guarantees for ramp sound levels pertain to a parked Aircraft during in-service turn around with the APU, environmental control system, environmental control system recirculation fans, electronic equipment cooling fans operating, and with the main propulsion system not operating. The guarantee for ramp sound levels on the 20-meter perimeter pertains to sound levels measured on a rectangular perimeter 20 meters on either side of the Aircraft centerline, 20 meters forward of the nose of the fuselage and 20 meters aft of the tail of the fuselage.

7	GUARANTEE COMPLIANCE

7.1	Compliance with the guarantees of Sections 2, 3 and 4 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 5 and the guarantee conditions of Section 6.

7.2	Compliance with the takeoff and landing guarantees and the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 737-700.

7.3	Compliance with the takeoff guarantee and the takeoff portion of the mission guarantee shall be shown using an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord.

7.4

Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

P.A. No. PA-1977	SS11-0364
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No. AAL-PA-1977-LA-1105509

CFM56-7B26E/B2F Engines

7.5	The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

7.6	Compliance with the Manufacturer’s Empty Weight guarantee shall be based on information in the “Weight and Balance Control and Loading Manual—Aircraft Report.”

7.7	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

7.8	Compliance with the single event noise exposure level guarantee of Paragraphs 4.2.1 will be by calculations made by Boeing using standard engineering practices with noise information measured by Boeing using the Model 737-700 with CFM56-7B (SAC) engines. The noise calculation process will be as follows:

7.8.1	Noise (dBA) time histories for the brake release gross weights (BRGW) guaranteed in Section 4.2 for the model 737-700W with CFM56-7B26E-B2F engines will be calculated by combining full power takeoff and cutback dBA time histories from noise data measured at the noise certification test of May 1997. Adjustments will be appropriate to simulate the takeoff procedure described in Paragraph 4.2.2. These dBA time histories will then be integrated as described in CALIFORNIA NOISE STANDARDS (California Administrative Code, Title 21, Chapter 2.5, Sub-Chapter 6, effective January 1, 1986, Division of Aeronautics (Department of Transportation)), except that the threshold noise level will be 65 dBA as used at SNA for noise monitors M1 and M2 to calculate SENEL.

7.8.2	The SENEL of Paragraph 7.8.1 will then be compared to the noise limits of 101.8 dB SENEL for microphone location M1 and 101.1 dB SENEL for microphone location M2, respectively, to determine compliance with that guarantee.

7.8.3	A document will be prepared by Boeing to show compliance with the single event noise exposure level guarantees of Paragraph 4.2.

7.8.5	The following compliance conditions apply to Paragraphs 4.2.1:

P.A. No. PA-1977	SS11-0364
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CFM56-7B26E/B2F Engines

If the guarantee weight is not met, Boeing and American will work together to improve the weight capability (no financial penalty will be levied).

7.9	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

7.10	Compliance with the guarantee for interior sound levels in flight shall be demonstrated by Boeing Document D047A011. Compliance with the guarantee for ramp sound levels shall be demonstrated by Boeing Document D047A001. This compliance documentation is based on sound level surveys on production 737-700 aircraft acoustically similar to the Buyer’s Aircraft. The measured data may be adjusted for sound level increases resulting from Buyer Furnished Equipment, Boeing Purchased Equipment, and from changes to the Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement.

7.11	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

8	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. PA-1977	SS11-0364
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BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-1977-LA-1105511

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	Aircraft Performance Guarantees – 737-923ER

Reference:	Purchase Agreement No. PA-1977 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-823 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachments. Attachment A sets forth performance guarantees for 737-923ER duo class and Attachment B sets forth performance guarantees for the 737-923ER tri class. These guarantees are exclusive and expire upon delivery of the 737-923ER aircraft (Aircraft) to Customer. Notwithstanding the provision of the performance guarantees in the Attachment, Boeing and Customer will work together in good faith to communicate the performance guarantees that will be offered [*CTR*]

1.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

2.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

AAL-PA-1977-LA-1105511
Performance Guarantees, 737-900ER		Page 1
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: August 19, 2011

American Airlines, Inc.

By	/s/ Beverly Goulet

Its	VP Corporate Development and Treasurer

AAL-PA-1977-LA-1105511
Performance Guarantees, 737-900ER		Page 2
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

MODEL 737-900ER DUO CLASS WITH WINGLETS PERFORMANCE

GUARANTEES

FOR AMERICAN AIRLINES, INC.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER’S EMPTY WEIGHT

4	SOUND LEVELS

5	AIRCRAFT CONFIGURATION

6	GUARANTEE CONDITIONS

7	GUARANTEE COMPLIANCE

8	EXCLUSIVE GUARANTEES

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0670
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the [*CTR*]

2	FLIGHT PERFORMANCE

2.1	Takeoff

2.1.1	The FAA approved takeoff field length at a gross weight at the start of the ground roll of 187,700 pounds, at a temperature of 86°F, at a sea level altitude, with an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be more than the following guarantee value:

[*CTR*]

2.1.2	The FAA approved takeoff gross weight at the start of ground roll, at a temperature of 95°F, at an altitude of 607 feet and satisfying the conditions defined below, with an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be less than the following guarantee value:

[*CTR*]

Conditions:

The takeoff runway available (TORA) is 12,816 feet.

The takeoff distance available (TODA) is 12,816 feet.

The accelerate-stop distance available (ASDA) is 12,816 feet.

The runway slope is 0.03 percent downhill.

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	2,650 feet	56 feet
2.	51,154 feet	107 feet

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0670
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

2.1.3	The FAA approved takeoff gross weight at the start of ground roll, at a temperature of 86°F, at an altitude of 56 feet and satisfying the conditions defined below, with an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be less than the following guarantee value:

[*CTR*]

Conditions:

The takeoff runway available (TORA) is 5,701 feet.

The takeoff distance available (TODA) is 5,701 feet.

The accelerate-stop distance available (ASDA) is 5,701 feet.

The runway slope is 0.16 percent uphill.

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	1,096 feet	18 feet
2.	2,141 feet	43 feet
3.	2,757 feet	63 feet

2.2	Landing

The FAA approved landing field length at a gross weight of 157,300 pounds and at a sea level altitude, shall not be more than the following guarantee value:

[*CTR*]

2.3	Mission

2.3.1	Mission Payload

The payload for a stage length of 2,825 nautical miles in still air (equivalent to a distance of 2,273 nautical miles with a 90 knot headwind, representative of a Newark to Los Angeles route in Winter) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0670
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

NOMINAL:	[*CTR*]
TOLERANCE:	[*CTR*]
GUARANTEE:	[*CTR*]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[*CTR*]

The airport temperature is 45°F.

The takeoff runway available (TORA) is 10,000 feet.

The takeoff distance available (TODA) is 10,000 feet.

The accelerate-stop distance available (ASDA) is 10,000 feet.

The runway slope is 0.02 percent uphill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	8 feet	5 feet
2.	5,656 feet	101 feet
3.	16,455 feet	237 feet
4.	80,745 feet	401 feet

Takeoff performance is based on an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0670
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The initial cruise altitude is 32,000 feet.

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0670
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is 126 feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [*CTR*]

Takeoff and Climbout Maneuver: [*CTR*]

Approach and Landing Maneuver: [*CTR*]

Taxi-In (shall be consumed from the reserve fuel): [*CTR*]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR*]

[*CTR*]

2.3.2	Mission Payload

The payload for a stage length of 2,712 nautical miles in still air (equivalent to a distance of 2,313 nautical miles with a 68 knot headwind, representative of a Los Angeles to Honolulu route in Winter) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	[*CTR*]
TOLERANCE:	[*CTR*]
GUARANTEE:	[*CTR*]

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0670
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[*CTR*]

The airport temperature is 63°F.

The takeoff runway available (TORA) is 12,091 feet.

The takeoff distance available (TODA) is 12,091 feet.

The accelerate-stop distance available (ASDA) is 12,091 feet.

The runway slope is 0.14 percent uphill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	3,907 feet	82 feet

Takeoff performance is based on an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0670
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The initial cruise altitude is 32,000 feet.

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0670
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

The destination airport altitude is 13 feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [*CTR*]

Takeoff and Climbout Maneuver: [*CTR*]

Approach and Landing Maneuver: [*CTR*]

Taxi-In (shall be consumed from the reserve fuel): [*CTR*]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR*]

[*CTR*]

2.3.3	Mission Payload

The payload for a stage length of 1,439 nautical miles in still air (equivalent to a distance of 1,300 nautical miles with a 45 knot headwind, representative of a New York LaGuardia to Dallas route in Summer) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	[*CTR*]
TOLERANCE:	[*CTR*]
GUARANTEE:	[*CTR*]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[*CTR*]

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0670
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

The airport temperature is 82°F.

The takeoff runway available (TORA) is 7,003 feet.

The takeoff distance available (TODA) is 7,003 feet.

The accelerate-stop distance available (ASDA) is 7,003 feet.

The runway slope is 0.04 percent downhill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	393 feet	12 feet
2.	3,217 feet	90 feet
3.	7,767 feet	208 feet
4.	10,054 feet	264 feet
5.	24,010 feet	283 feet

Takeoff performance is based on an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0670
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until 0.78 Mach number is reached.

The climb continues at 0.78 Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The initial cruise altitude is 34,000 feet.

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0670
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

The destination airport altitude is 607 feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [*CTR*]

Takeoff and Climbout Maneuver: [*CTR*]

Approach and Landing Maneuver: [*CTR*]

Taxi-In (shall be consumed from the reserve fuel): [*CTR*]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR*]

[*CTR*]

2.3.4	Mission Block Fuel

The block fuel for a stage length of 1,200 nautical miles in still air with a 42,720 pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	[*CTR*]
TOLERANCE:	[*CTR*]
GUARANTEE:	[*CTR*]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0670
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	[*CTR*]

The takeoff gross weight is not limited by the airport conditions.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until 0.78 Mach number is reached.

The climb continues at 0.78 Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The initial cruise altitude is 34,000 feet.

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0670
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is sea level.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Operational Empty Weight, OEW (Paragraph 2.3.6): [*CTR*]

Taxi-Out: [*CTR*]

Takeoff and Climbout Maneuver: [*CTR*]

Approach and Landing Maneuver: [*CTR*]

Taxi-In (shall be consumed from the reserve fuel): [*CTR*]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR*]

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0670
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

[*CTR*]

2.3.5	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.3.6 is the basis for the mission guarantees of Paragraphs 2.3.1, 2.3.2, 2.3.3 and 2.3.4.

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0670
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

2.3.6	737-900ER Weight Summary - American Airlines

Pounds
Standard Model Specification MEW	[	*CTR*]

[*CTR*]

[*CTR*] American Airlines
[*CTR*]	[	*CTR*]

American Airlines Manufacturer’s Empty Weight (MEW)	[	*CTR*]
Standard and Operational Items Allowance (Paragraph 2.3.7)	[	*CTR*]

American Airlines Operational Empty Weight (OEW)	[	*CTR*]

	Quantity	Pounds	Pounds
*[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0670
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

2.3.7	Standard and Operational Items Allowance

	Qty		Pounds		Pounds		Pounds
Standard Items Allowance							[	*CTR*]

Unusable Fuel					[	*CTR*]
Oil					[	*CTR*]
Oxygen Equipment					[	*CTR*]
Passenger Portable	[	*CTR*]	[	*CTR*]
Crew Masks	[	*CTR*]	[	*CTR*]
Miscellaneous Equipment					[	*CTR*]
Crash Axe	[	*CTR*]	[	*CTR*]
Megaphones	[	*CTR*]	[	*CTR*]
Flashlights	[	*CTR*]	[	*CTR*]
Smoke Hoods	[	*CTR*]	[	*CTR*]
Galley Structure & Fixed Inserts					[	*CTR*]

Operational Items Allowance							[	*CTR*]

Crew and Crew Baggage					[	*CTR*]
Flight Crew (incl. baggage)	[	*CTR*]	[	*CTR*]
Cabin Crew (incl. baggage)	[	*CTR*]	[	*CTR*]
Catering Allowance & Removable Inserts					[	*CTR*]
First Class	[	*CTR*]	[	*CTR*]
Tourist Class	[	*CTR*]	[	*CTR*]
Passenger Service Equipment	[	*CTR*]			[	*CTR*]
Potable Water—[*CTR*]					[	*CTR*]
Waste Tank Disinfectant					[	*CTR*]
Emergency Equipment					[	*CTR*]
Escape Slides—Forward	[	*CTR*]	[	*CTR*]
Escape Slides—Aft	[	*CTR*]	[	*CTR*]
Life Vests—Crew and Passengers	[	*CTR*]	[	*CTR*]
Life Rafts	[	*CTR*]	[	*CTR*]
Auto Radio Beacon (ELT)	[	*CTR*]	[	*CTR*]

Total Standard and Operational Items Allowance							[	*CTR*]

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0670
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

3	MANUFACTURER’S EMPTY WEIGHT

The Manufacturer’s Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification TBD plus one percent.

4	SOUND LEVELS

4.1	Community Sound Levels

The Aircraft shall be certified in accordance with the requirements of 14CFR Part 36, Stage 4 and ICAO Annex 16, Volume 1, Chapter 4.

4.2	[*CTR*] Single Event Noise Exposure Levels

4.2.1	[*CTR*]

4.2.2	The guarantee of Paragraph 4.2.1 is based on the following conditions, procedures and microphone locations:

[*CTR*] [*CTR*]

4.3	Interior Sound Levels in Flight

The sound level at the head position of a seated pilot or passenger during cruise shall not be more than the following guarantee value:

A Weighted Sound Levels		dB(A)
Pilot’s Inboard Ear	NOMINAL:	[*CTR*]
	TOLERANCE:	[*CTR*]
	GUARANTEE:	[*CTR*]

Passenger Aisle Seats	NOMINAL:	[*CTR*]
Forward of Station 500B	TOLERANCE:	[*CTR*]
	GUARANTEE:	[*CTR*]

Passenger Aisle Seats	NOMINAL:	[*CTR*]
Aft of Station 500B	TOLERANCE:	[*CTR*]
and Forward of Station 588	GUARANTEE:	[*CTR*]

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0670
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

Passenger Aisle Seats	NOMINAL:	[*CTR*]
At Station 588 and Aft	TOLERANCE:	[*CTR*]
	GUARANTEE:	[*CTR*]

Speech Interference Levels	SIL

Pilot’s Inboard Ear	NOMINAL:	[*CTR*]
	TOLERANCE:	[*CTR*]
	GUARANTEE:	[*CTR*]

Passenger Aisle Seats	NOMINAL:	[*CTR*]
Forward of Station 500B	TOLERANCE:	[*CTR*]
	GUARANTEE:	[*CTR*]

Passenger Aisle Seats	NOMINAL:	[*CTR*]
Aft of Station 500B	TOLERANCE:	[*CTR*]
	GUARANTEE:	[*CTR*]

4.4	Ramp Sound Levels

The sound level at ramp locations, which results from operation of the APU, environmental control system, and electronic equipment cooling fans during stationary Aircraft ground operations, shall not be more than the following guarantee value:

A-weighted Sound Levels		dBA

Forward and Aft Cargo Doors	NOMINAL:	[*CTR*]
Locations	TOLERANCE:	[*CTR*]
	GUARANTEE:	[*CTR*]

Passenger Entry Doors	NOMINAL:	[*CTR*]
(left side)	TOLERANCE:	[*CTR*]
	GUARANTEE:	[*CTR*]

Underwing Fueling Locations	NOMINAL:	[*CTR*]
	TOLERANCE:	[*CTR*]
	GUARANTEE:	[*CTR*]

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0670
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

5	AIRCRAFT CONFIGURATION

5.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification TBD (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance, sound levels, and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

5.2	The guarantee payloads of Paragraph 2.3.1, 2.3.2, and 2.3.3 will be adjusted by Boeing for the effect of the following on OEW and the Manufacturer’s Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

6	GUARANTEE CONDITIONS

6.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

6.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 737-900ER Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 40, dated April 27, 2007.

6.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraphs 4.1 or 6.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0670
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

6.4	The takeoff and landing guarantees, and the takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 225 mph tires, with Category H brakes and anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off unless otherwise specified. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

6.5	The climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 50 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the “Auto” position, the temperature control switches in the “Auto” position that results in a nominal cabin temperature of 75°F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.35 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 3,300 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 47 percent). The APU is turned off unless otherwise specified.

6.6	Long Range Cruise (LRC) speed is defined to be the highest speed where cruise fuel mileage is 99 percent of the maximum cruise fuel mileage.

6.7	The climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location of 19.7 percent of the mean aerodynamic chord.

6.8	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound and a fuel density of 6.7 pounds per U.S. gallon.

6.9

Sound pressure levels are measured in decibels (dB) referred to the standard reference pressure of 20 micro Pascals. Overall sound pressure level (OASPL) is defined to be the sound pressure level for the frequency range from 45 to 11,200 Hz. A-weighted sound level (dBA) is similar to OASPL except that an A-weighting is applied to the sound pressure levels. The weighting is defined in

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0670
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

Section 5.4 of IEC 61672-1 for the frequency range from 45 to 11,200 Hz. Speech interference level (SIL) is defined to be the arithmetic average of sound pressure levels in the three octave bands with center frequencies at 1,000, 2,000 and 4,000 Hz.

6.10	The guarantee for interior sound levels in flight pertains to normal operation of the Aircraft in cruise during straight and level flight at an altitude of 35,000 feet and 0.78 Mach number. The Aircraft shall have a complete interior installation including standard thermal/acoustic insulation, all lining and partition panels, a full ship set of fabric upholstered seats and floor covering in the passenger cabin. The cargo compartment shall have a full set of compartment liners and thermal/acoustic insulation. The interior configuration is defined in B377507 (Interior Arrangement). The procedures used for the measurement of sound levels shall be in accordance with ISO 5129-2001(E).

6.11	The guarantees for ramp sound levels pertain to a parked Aircraft during in-service turn around with the APU, environmental control system, environmental control system recirculation fans, electronic equipment cooling fans operating, and with the main propulsion system not operating. The guarantee for ramp sound levels on the 20-meter perimeter pertains to sound levels measured on a rectangular perimeter 20 meters on either side of the Aircraft centerline, 20 meters forward of the nose of the fuselage and 20 meters aft of the tail of the fuselage.

7	GUARANTEE COMPLIANCE

7.1	Compliance with the guarantees of Sections 2, 3 and 4 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 5 and the guarantee conditions of Section 6.

7.2	Compliance with the takeoff and landing guarantees and the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 737-900ER.

7.3	Compliance with the takeoff guarantee and the takeoff portion of the mission guarantee shall be shown using an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord.

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0670
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

7.4	Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

7.5	The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

7.6	Compliance with the Manufacturer’s Empty Weight guarantee shall be based on information in the “Weight and Balance Control and Loading Manual—Aircraft Report.”

7.7	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

7.8	Compliance with the single event noise exposure level guarantee of Paragraphs 4.2.1 will be by calculations made by Boeing using standard engineering practices with noise information measured by Boeing using the Model 737-700 with CFM56-7B (SAC) engines. The noise calculation process will be as follows:

7.8.1	Noise (dBA) time histories for the brake release gross weights (BRGW) guaranteed in Section 4.2 for the model 737-900ERW with CFM56-7B27E-B1F engines will be calculated by combining full power takeoff and cutback dBA time histories from noise data measured at the noise certification test of May 1997. Adjustments will be appropriate to simulate the takeoff procedure described in Paragraph 4.2.2. These dBA time histories will then be integrated as described in CALIFORNIA NOISE STANDARDS (California Administrative Code, Title 21, Chapter 2.5, Sub-Chapter 6, effective January 1, 1986, Division of Aeronautics (Department of Transportation)), except that the threshold noise level will be 65 dBA as used at SNA for noise monitors M1 and M2 to calculate SENEL.

7.8.2	The SENEL of Paragraph 7.8.1 will then be compared to the noise limits of 101.8 dB SENEL for microphone location M1 and 101.1 dB SENEL for microphone location M2, respectively, to determine compliance with that guarantee.

7.8.3	A document will be prepared by Boeing to show compliance with the single event noise exposure level guarantees of Paragraph 4.2.

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0670
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Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

7.8.5	The following compliance conditions apply to Paragraphs 4.2.1: If the guarantee weight is not met, Boeing and American will work together to improve the weight capability (no financial penalty will be levied).

7.9	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

7.10	Compliance with the guarantee for interior sound levels in flight shall be demonstrated by Boeing Document D047A014. Compliance with the guarantee for ramp sound levels shall be demonstrated by Boeing Document D537A300. This compliance documentation is based on sound level surveys on production 737-900ER aircraft acoustically similar to the Buyer’s Aircraft. The measured data may be adjusted for sound level increases resulting from Buyer Furnished Equipment, Boeing Purchased Equipment, and from changes to the Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement.

7.11	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

8	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0670
BOEING PROPRIETARY

Attachment B to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

MODEL 737-900ER TRI CLASS WITH WINGLETS PERFORMANCE

GUARANTEES

FOR AMERICAN AIRLINES, INC.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER’S EMPTY WEIGHT

4	SOUND LEVELS

5	AIRCRAFT CONFIGURATION

6	GUARANTEE CONDITIONS

7	GUARANTEE COMPLIANCE

8	EXCLUSIVE GUARANTEES

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0669
BOEING PROPRIETARY

Attachment B to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the [*CTR*]

2	FLIGHT PERFORMANCE

2.1	Takeoff

2.1.1	The FAA approved takeoff field length at a gross weight at the start of the ground roll of 187,700 pounds, at a temperature of 86°F, at a sea level altitude, with an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be more than the following guarantee value:

[*CTR*]

2.1.2	The FAA approved takeoff gross weight at the start of ground roll, at a temperature of 95°F, at an altitude of 607 feet and satisfying the conditions defined below, with an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be less than the following guarantee value:

[*CTR*]

Conditions:

The takeoff runway available (TORA) is 12,816 feet.

The takeoff distance available (TODA) is 12,816 feet.

The accelerate-stop distance available (ASDA) is 12,816 feet.

The runway slope is 0.03 percent downhill.

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	2,650 feet	56 feet
2.	51,154 feet	107 feet

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0669
BOEING PROPRIETARY

Attachment B to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

2.1.3	The FAA approved takeoff gross weight at the start of ground roll, at a temperature of 86°F, at an altitude of 56 feet and satisfying the conditions defined below, with an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be less than the following guarantee value:

[*CTR*]

Conditions:

The takeoff runway available (TORA) is 5,701 feet.

The takeoff distance available (TODA) is 5,701 feet.

The accelerate-stop distance available (ASDA) is 5,701 feet.

The runway slope is 0.16 percent uphill.

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	1,096 feet	18 feet
2.	2,141 feet	43 feet
3.	2,757 feet	63 feet

2.2	Landing

The FAA approved landing field length at a gross weight of 157,300 pounds and at a sea level altitude, shall not be more than the following guarantee value:

[*CTR*]

2.3	Mission

2.3.1	Mission Payload

The payload for a stage length of 2,853 nautical miles in still air (equivalent to a distance of 2,292 nautical miles with a 91 knot headwind, representative of a New York to Los Angeles route in Winter) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0669
BOEING PROPRIETARY

Attachment B to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

NOMINAL:	[*CTR*]
TOLERANCE:	[*CTR*]
GUARANTEE:	[*CTR*]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[*CTR*]

The airport temperature is 44°F.

The takeoff runway available (TORA) is 13,806 feet.

The takeoff distance available (TODA) is 13,806 feet.

The accelerate-stop distance available (ASDA) is 13,806 feet.

The runway is level.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	2,804 feet	59 feet
2.	20,571 feet	270 feet

Takeoff performance is based on an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0669
BOEING PROPRIETARY

Attachment B to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The initial cruise altitude is 32,000 feet.

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0669
BOEING PROPRIETARY

Attachment B to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is 126 feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Post-Delivery Auxilliary Tank Installation (Paragraph 2.3.4): [*CTR*]

Taxi-Out: [*CTR*]

Takeoff and Climbout Maneuver: [*CTR*]

Approach and Landing Maneuver: [*CTR*]

Taxi-In (shall be consumed from the reserve fuel): [*CTR*]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR*]

[*CTR*]

2.3.2	Mission Block Fuel

The block fuel for a stage length of 1,200 nautical miles in still air with a 29,279 pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0669
BOEING PROPRIETARY

Attachment B to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

NOMINAL:	[*CTR*]
TOLERANCE:	[*CTR*]
GUARANTEE:	[*CTR*]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	[*CTR*]

The takeoff gross weight is not limited by the airport conditions.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until 0.78 Mach number is reached.

The climb continues at 0.78 Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0669
BOEING PROPRIETARY

Attachment B to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The initial cruise altitude is 36,000 feet.

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is sea level.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Operational Empty Weight, OEW (Paragraph 2.3.4): [*CTR*]

Taxi-Out: [*CTR*]

Takeoff and Climbout Maneuver: [*CTR*]

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0669
BOEING PROPRIETARY

Attachment B to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

Approach and Landing Maneuver: [*CTR*]

Taxi-In (shall be consumed from the reserve fuel): [*CTR*]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR*]

[*CTR*]

2.3.3	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.3.4 is the basis for the mission guarantees of Paragraphs 2.3.1 and 2.3.2.

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0669
BOEING PROPRIETARY

Attachment B to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

2.3.4     737-900ER Weight Summary - American Airlines

Pounds
Standard Model Specification MEW	[*CTR*]
[*CTR*] American Airlines [*CTR]	[*CTR*]

American Airlines Manufacturer’s Empty Weight (MEW)	[*CTR*]

Standard and Operational Items Allowance (Paragraph 2.3.5)	[*CTR*]

American Airlines Operational Empty Weight (OEW)	[*CTR*]

[*CTR*]	[*CTR*]

American Airlines Post-Delivery Operational Empty Weight (OEW)	[*CTR*]

	Quantity	Pounds	Pounds
* [*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0669
BOEING PROPRIETARY

Attachment B to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

2.3.5 Standard and Operational Items Allowance

	Qty	Pounds	Pounds	Pounds
Standard Items Allowance				[*CTR*]

Unusable Fuel			[*CTR*]
Oil			[*CTR*]
Oxygen Equipment			[*CTR*]
Passenger Portable	[*CTR*]	[*CTR*]
Crew Masks	[*CTR*]	[*CTR*]
Miscellaneous Equipment			[*CTR*]
Crash Axe	[*CTR*]	[*CTR*]
Megaphones	[*CTR*]	[*CTR*]
Flashlights	[*CTR*]	[*CTR*]
Smoke Hoods	[*CTR*]	[*CTR*]
Galley Structure & Fixed Inserts			[*CTR*]

Operational Items Allowance				[*CTR*]

Crew and Crew Baggage			[*CTR*]
Flight Crew (incl. baggage)	[*CTR*]	[*CTR*]
Cabin Crew (incl. baggage)	[*CTR*]	[*CTR*]
Catering Allowance & Removable Inserts			[*CTR*]
First Class	[*CTR*]	[*CTR*]
Business Class	[*CTR*]	[*CTR*]
Economy Class	[*CTR*]	[*CTR*]
Passenger Service Equipment	[*CTR*]		[*CTR*]
Potable Water—[*CTR*]			[*CTR*]
Waste Tank Disinfectant			[*CTR*]
Emergency Equipment			[*CTR*]
Escape Slides—Forward	[*CTR*]	[*CTR*]
Escape Slides—Aft	[*CTR*]	[*CTR*]
Life Vests—Crew and Passengers	[*CTR*]	[*CTR*]
Life Rafts	[*CTR*]	[*CTR*]
Auto Radio Beacon (ELT)	[*CTR*]	[*CTR*]

Total Standard and Operational Items Allowance				[*CTR*]

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0669
BOEING PROPRIETARY

Attachment B to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

3	MANUFACTURER’S EMPTY WEIGHT

The Manufacturer’s Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification TBD plus one percent.

4	SOUND LEVELS

4.1	Community Sound Levels

The Aircraft shall be certified in accordance with the requirements of 14CFR Part 36, Stage 4 and ICAO Annex 16, Volume 1, Chapter 4.

4.2	[*CTR*] Single Event Noise Exposure Levels

4.2.1	[*CTR*]

4.2.2	The guarantee of Paragraph 4.2.1 is based on the following conditions, procedures and microphone locations:

[*CTR*]	[*CTR*]

4.3	Interior Sound Levels in Flight

The sound level at the head position of a seated pilot or passenger during cruise shall not be more than the following guarantee value:

dB(A)
A Weighted Sound Levels
Pilot’s Inboard Ear	NOMINAL:	[*CTR*]
	TOLERANCE:	[*CTR*]
	GUARANTEE:	[*CTR*]

Passenger Aisle Seats	NOMINAL:	[*CTR*]
Forward of Station 500+14	TOLERANCE:	[*CTR*]
	GUARANTEE:	[*CTR*]

Passenger Aisle Seats	NOMINAL:	[*CTR*]
Aft of Station 500D+14	TOLERANCE:	[*CTR*]
and Forward of Station 671	GUARANTEE:	[*CTR*]

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0669
BOEING PROPRIETARY

Attachment B to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

Passenger Aisle Seats	NOMINAL:	[*CTR*]
At Station 671 and Aft	TOLERANCE:	[*CTR*]
	GUARANTEE:	[*CTR*]

SIL
Speech Interference Levels
Pilot’s Inboard Ear	NOMINAL:	[*CTR*]
	TOLERANCE:	[*CTR*]
	GUARANTEE:	[*CTR*]

Passenger Aisle Seats	NOMINAL:	[*CTR*]
Forward of Station 500+14	TOLERANCE:	[*CTR*]
	GUARANTEE:	[*CTR*]

Passenger Aisle Seats	NOMINAL:	[*CTR*]
Aft of Station 500D+14	TOLERANCE:	[*CTR*]
and Forward of Station 671	GUARANTEE:	[*CTR*]

Passenger Aisle Seats	NOMINAL:	[*CTR*]
At Station 671 and Aft	TOLERANCE:	[*CTR*]
	GUARANTEE:	[*CTR*]

4.4	Ramp Sound Levels

The sound level at ramp locations, which results from operation of the APU, environmental control system, and electronic equipment cooling fans during stationary Aircraft ground operations, shall not be more than the following guarantee value:

dBA
A-weighted Sound Levels
Forward and Aft Cargo Doors	NOMINAL:	[*CTR*]
Locations	TOLERANCE:	[*CTR*]
	GUARANTEE:	[*CTR*]

Passenger Entry Doors	NOMINAL:	[*CTR*]
(left side)	TOLERANCE:	[*CTR*]
	GUARANTEE:	[*CTR*]

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0669
BOEING PROPRIETARY

Attachment B to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

Underwing Fueling Locations	NOMINAL:	[*CTR*]
	TOLERANCE:	[*CTR*]
	GUARANTEE:	[*CTR*]

5	AIRCRAFT CONFIGURATION

5.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification TBD (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance, sound levels, and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

5.2	The guarantee payload of Paragraph 2.3.1 will be adjusted by Boeing for the effect of the following on OEW and the Manufacturer’s Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

6	GUARANTEE CONDITIONS

6.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

6.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 737-900ER Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 40, dated April 27, 2007.

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0669
BOEING PROPRIETARY

Attachment B to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

6.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraphs 4.1 or 6.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

6.4	The takeoff and landing guarantees, and the takeoff portion of the mission guarantee are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 225 mph tires, with Category H brakes and anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off unless otherwise specified. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

6.5	The climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 50 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the “Auto” position, the temperature control switches in the “Auto” position that results in a nominal cabin temperature of 75°F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.35 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 3,300 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 47 percent). The APU is turned off unless otherwise specified.

6.6	Long Range Cruise (LRC) speed is defined to be the highest speed where cruise fuel mileage is 99 percent of the maximum cruise fuel mileage.

6.7	The climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location of 19.7 percent of the mean aerodynamic chord.

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0669
BOEING PROPRIETARY

Attachment B to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

6.8	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound and a fuel density of 6.7 pounds per U.S. gallon.

6.9	Sound pressure levels are measured in decibels (dB) referred to the standard reference pressure of 20 micro Pascals. Overall sound pressure level (OASPL) is defined to be the sound pressure level for the frequency range from 45 to 11,200 Hz. A-weighted sound level (dBA) is similar to OASPL except that an A-weighting is applied to the sound pressure levels. The weighting is defined in Section 5.4 of IEC 61672-1 for the frequency range from 45 to 11,200 Hz. Speech interference level (SIL) is defined to be the arithmetic average of sound pressure levels in the three octave bands with center frequencies at 1,000, 2,000 and 4,000 Hz.

6.10	The guarantee for interior sound levels in flight pertains to normal operation of the Aircraft in cruise during straight and level flight at an altitude of 35,000 feet and 0.78 Mach number. The Aircraft shall have a complete interior installation including standard thermal/acoustic insulation, all lining and partition panels, a full ship set of fabric upholstered seats and floor covering in the passenger cabin. The cargo compartment shall have a full set of compartment liners and thermal/acoustic insulation. The interior configuration is defined in B377661 (Interior Arrangement). The procedures used for the measurement of sound levels shall be in accordance with ISO 5129-2001(E).

6.11	The guarantees for ramp sound levels pertain to a parked Aircraft during in-service turn around with the APU, environmental control system, environmental control system recirculation fans, electronic equipment cooling fans operating, and with the main propulsion system not operating. The guarantee for ramp sound levels on the 20-meter perimeter pertains to sound levels measured on a rectangular perimeter 20 meters on either side of the Aircraft centerline, 20 meters forward of the nose of the fuselage and 20 meters aft of the tail of the fuselage.

7	GUARANTEE COMPLIANCE

7.1	Compliance with the guarantees of Sections 2, 3 and 4 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 5 and the guarantee conditions of Section 6.

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0669
BOEING PROPRIETARY

Attachment B to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

7.2	Compliance with the takeoff and landing guarantees and the takeoff portion of the mission guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 737-900ER.

7.3	Compliance with the takeoff guarantee and the takeoff portion of the mission guarantee shall be shown using an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord.

7.4	Compliance with the climb, cruise and descent portions of the mission guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

7.5	The OEW used for compliance with the mission guarantee shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

7.6	Compliance with the Manufacturer’s Empty Weight guarantee shall be based on information in the “Weight and Balance Control and Loading Manual—Aircraft Report.”

7.7	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

7.8	Compliance with the single event noise exposure level guarantee of Paragraphs 4.2.1 will be by calculations made by Boeing using standard engineering practices with noise information measured by Boeing using the Model 737-700 with CFM56-7B (SAC) engines. The noise calculation process will be as follows:

7.8.1

Noise (dBA) time histories for the brake release gross weights (BRGW) guaranteed in Section 4.2 for the model 737-900ERW with CFM56-7B27E-B1F engines will be calculated by combining full power takeoff and cutback dBA time histories from noise data measured at the noise certification test of May 1997. Adjustments will be appropriate to simulate the takeoff procedure described in Paragraph 4.2.2. These dBA time histories will then be integrated as described in CALIFORNIA NOISE STANDARDS (California Administrative Code, Title 21, Chapter 2.5, Sub-Chapter 6, effective January 1, 1986, Division of Aeronautics (Department of Transportation)), except that the threshold noise level will be 65 dBA as used at SNA for noise monitors M1 and M2 to calculate SENEL.

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0669
BOEING PROPRIETARY

Attachment B to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

7.8.2	The SENEL of Paragraph 7.8.1 will then be compared to the noise limits of 101.8 dB SENEL for microphone location M1 and 101.1 dB SENEL for microphone location M2, respectively, to determine compliance with that guarantee.

7.8.3	A document will be prepared by Boeing to show compliance with the single event noise exposure level guarantees of Paragraph 4.2.

7.8.5	The following compliance conditions apply to Paragraphs 4.2.1:
If the guarantee weight is not met, Boeing and American will work together to improve the weight capability (no financial penalty will be levied).

7.9	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

7.10	Compliance with the guarantee for interior sound levels in flight shall be demonstrated by Boeing Document D047A014. Compliance with the guarantee for ramp sound levels shall be demonstrated by Boeing Document D537A300. This compliance documentation is based on sound level surveys on production 737-900ER aircraft acoustically similar to the Buyer’s Aircraft. The measured data may be adjusted for sound level increases resulting from Buyer Furnished Equipment, Boeing Purchased Equipment, and from changes to the Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement.

7.11	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

8	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. PA-1977		SS11-0364
AERO-B-BBA4-M11-0669
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-1977-LA-1105271

American Airlines, Inc.

P.O. 619616

Dallas-Fort worth Airport, Texas 75261-9616

Subject:	Advance Payments and Permitted Transactions 4

Reference:	(a) Purchase Agreement No. PA-1977 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-823 aircraft (Aircraft)

(b) Letter Agreement No. 6-1162-AKP-075R1, as amended, entitled Aircraft Purchase Rights and Substitution Rights

(c) Letter Agreement No. AAL-PA-1977-LA-01073, as amended, entitled Advance Payments and Permitted Transactions 3

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Advance Payments for Aircraft.

Notwithstanding Article 4.2, Table 1D as it relates to aircraft with deliveries scheduled in [*CTR*] Letter Agreement No. AAL-PA-1977-LA-01073 as it relates to the [*CTR*], and Table 1F of the Purchase Agreement, which set forth Boeing’s standard [*CTR*]%) advance payment schedule (Standard Advance Payment Schedule), Boeing and Customer agree that the Advance Payment Schedule for the [*CTR*] (including any Substitute Aircraft or exercised Rights Aircraft, as both are defined in Letter Agreement No. 6-1162-AKP-075R1) (Purchased Aircraft) is hereby amended as follows:

1.1 Customer will make Advance Payments to Boeing in the amount of [*CTR*] and will do so pursuant to the following schedule (Modified Advance Payment Schedule):

Months Prior to Delivery	Amount Due
[*CTR*]	[*CTR*]
Total	[*CTR*]

P.A. No. 1977		SA-35
Advance Payments and Permitted Transactions 4		Page 1
BOEING PROPRIETARY

1.2 Notwithstanding Section 1.3 of Letter Agreement No. 6-1162-AKP-070 entitled Miscellaneous Commitments for Model 737, 757, 767 and 777 Aircraft or any other agreement between the parties, [*CTR*]

1.3 Attachment A hereto sets forth the calculation of the Advance Payments for the [*CTR*] Aircraft and the [*CTR*]

2.	Permitted Transactions.

Notwithstanding Article 9.2 of the AGTA, Boeing agrees that Customer may from time to time [*CTR*] or Purchased Aircraft, enter into arrangements and agreements with lenders, lessors or other parties (whose business includes, but may not be limited to, the financing of aircraft) for the purpose of (a) [*CTR*] (Advance Payment Facility) and/or (b) consummating [*CTR*] pursuant to which the right to purchase a Purchased Aircraft, and the corresponding obligation to make Advance Payments with respect thereto, are conveyed to such a party [*CTR*] and, together with an Advance Payment Facility, Permitted Transactions).

For the purpose of securing an Advance Payment Facility and notwithstanding the provisions of the Security Agreement between Boeing and Customer dated as of October 16, 2002, as may be subsequently amended or revised, Customer may [*CTR*] including the right to purchase a Purchased Aircraft provided that Customer and Customer’s financiers accept Boeing’s customary terms and conditions for consenting to such pledge of security including, but not limited to, the following:

(i)	if Customer’s financier gives notice that it intends to exercise its [*CTR*] Boeing shall have the right to assume those rights with respect to such [*CTR*] and received and retained by Boeing with respect to [*CTR*] (Manufacturer’s Option);

(ii)	Customer shall continue at all times to remain liable to Boeing under the Purchase Agreement to perform all duties and obligations of Customer;

(iii)	Boeing shall not be subject to any additional liability as a result of the pledge of security which Boeing would not otherwise be subject to under the Purchase Agreement;

(iv)	the pledge of security shall not modify in any respect the continued rights of Boeing under the Purchase Agreement, or require Boeing to divest itself of title to or possession of the [*CTR*] or any other things, until delivery thereof and full payment is provided to Boeing; and

P.A. No. 1977		SA-35
Advance Payments and Permitted Transactions 4		Page 2
BOEING PROPRIETARY

(v)	In lieu of the concessions granted to Customer under the Purchase Agreement, [*CTR*] In calculating the amount payable by the financier for a [*CTR*] and this irrespective of whether the [*CTR*]

To assist Customer [*CTR*] shall be subject to the conditions that (i) it shall not subject Boeing to any liability as a result of the assignment which Boeing would not otherwise be subject to under the Purchase Agreement and (ii) no such assignment will require Boeing to divest itself of title to or possession of the aircraft [*CTR*]

[*CTR*] the Purchase Agreement in connection with [*CTR*] is contingent upon Boeing’s consent, which shall not be unreasonably withheld or delayed. Boeing agrees to cooperate in good faith with Customer and to take such actions as may be reasonably requested by Customer to facilitate Permitted Transactions. [*CTR*]

For avoidance of doubt, nothing within this Letter Agreement is intended to, nor shall it, derogate the rights and obligations of Boeing and Customer with regard to the financing of aircraft at or following delivery in accordance with Article 9.2 of the AGTA.

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date August 19, 2011

American Airlines, Inc.

By	/s/ Beverly Goulet

Its	VP Corporate Development and Treasurer

P.A. No. 1977		SA-35
Advance Payments and Permitted Transactions 4		Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-1977-LA-1105272

American Airlines, Inc.

P.O. 619616

Dallas-Fort worth Airport, Texas 75261-9616

Subject:	Business Considerations 2

Reference:	a) Purchase Agreement No. PA-1977 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-823 aircraft (Aircraft)

b) Letter Agreement 6-1162-AKP-074R2 or as may be subsequently amended, entitled Business Considerations.

c) Letter Agreement 6-1162-SSM-1405R1 or as may be subsequently amended, entitled Multiple Operating Weight Program Model, 737-723/-823/-923ER Aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing and Customer agree that the purchase price for Aircraft [*CTR*] scheduled to deliver [*CTR*] (Purchased Aircraft) shall be modified and separate from Aircraft purchase prices established prior to the execution of Supplemental Agreement Number 35 and the following terms will apply to such Purchased Aircraft. All references to Airframe Prices are the Airframe Prices listed in Attachment A to Letter Agreement No. 6-1162-AKP-075R1, as may be subsequently amended.

1.	Model 737-923ER Basic Credit Memoranda.

a) If Customer purchases one or more Model 737-923ER Purchased Aircraft pursuant to Letter Agreement No. 6-1162-AKP-075R1, as may be subsequently amended, then Boeing will issue to Customer [*CTR*] Such credit memoranda will be comprised of:

(i)	a basic credit memorandum in the amount of [*CTR*]; and

ii)	[*CTR*]

AAL-PA-1977-LA-1105272
Business Considerations 2		Page 1
BOEING PROPRIETARY

b) Notwithstanding anything in 1.a) above, for each Model 737-923ER Purchased Aircraft purchased pursuant to Letter Agreement No. 6-1162-AKP-075R1, as may be subsequently amended, [*CTR*]

c) In addition, Customer agrees that over the next six to nine month period following the date of this Letter Agreement, at the reasonable request of Boeing, Customer will participate in discussions with Boeing regarding the capabilities of the 737-900ER aircraft. Nothing in this Letter Agreement shall constitute an obligation of Customer in regards to the purchase of such aircraft.

2.	Model 737-823 Basic Credit Memoranda.

a) Boeing will issue to Customer [*CTR*] Purchased Aircraft credit memoranda in an aggregate amount equal to of [*CTR*] Such credit memoranda will be comprised of:

i) a basic credit memorandum in the amount of [*CTR*] and

ii) [*CTR*]

b) Notwithstanding anything in 2.a) above, for each Model 737-823 Purchased Aircraft, [*CTR*]

c) [*CTR*]

3.	Model 737-723 Basic Credit Memoranda.

a) If Customer purchases one or more Model 737-723 Purchased Aircraft pursuant to Letter Agreement No. 6-1162-AKP-075R1, as may be subsequently amended, then Boeing will issue to Customer [*CTR*] Such credit memoranda will be comprised of:

(i)	a basic credit memorandum in the amount of [*CTR*] and

ii)	[*CTR*]

b) Notwithstanding anything in 3.a) above, for each Model 737-723 Purchased Aircraft purchased pursuant to Letter Agreement No. 6-1162-AKP-075R1, as may be subsequently amended, [*CTR*]

c) [*CTR*]

AAL-PA-1977-LA-1105272
Business Considerations 2		Page 2
BOEING PROPRIETARY

4.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

5.	Application of Credit Memoranda.

Customer will be entitled to use each credit memorandum [*CTR*]

6.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 19, 2011

American Airlines, Inc.

By	/s/ Beverly Goulet

Its	VP Corporate Development and Treasurer

AAL-PA-1977-LA-1105272
Business Considerations 2		Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-1977-LA-1105616

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	Open Configuration Matters

References:	(a) Purchase Agreement No. PA-1977 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-823 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Aircraft Configuration.

1.1 Initial Configuration. The initial configuration of Customer’s Model 737-700 and 737-900ER Aircraft has been defined by Configuration Specification D019A001, Revision 0, March 31, 2011 as described in Article 1 and Exhibit A of the Purchase Agreement. Final configuration of the Aircraft will be completed as described in this Letter Agreement

1.2 Final Configuration Schedule. Customer and Boeing hereby agree to complete the configuration of the Aircraft using the then-current Boeing configuration documentation (Final Configuration) in accordance with the following schedule:

1.2.1 [*CTR*] to the first Aircraft’s scheduled delivery month, Boeing and Customer will discuss potential optional features.

1.2.2 [*CTR*] Boeing will provide Customer with a proposal for those optional features that can be incorporated into the Aircraft during production.

1.2.3 [*CTR*] to accept or reject the optional features, unless otherwise agreed in writing by the parties.

1.2.4 [*CTR*]

2. Amendment of the Purchase Agreement. Within [*CTR*] days following Final Configuration, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

2.1 Changes applicable to the basic Model + aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration;

2.2 Incorporation into Exhibit A of the Purchase Agreement, by written amendment, those optional features which have been agreed to by Customer and Boeing pursuant to Article 1.2 above (Customer Configuration Changes);

AAL-PA-1977-LA-1105616
Open Configuration Matters		Page 1
BOEING PROPRIETARY

2.3 Revisions to the Performance Guarantees to reflect the effects, if any, on Aircraft performance resulting from the incorporation of the Customer Configuration Changes;

2.4 [*CTR*]

2.5 [*CTR*]

3. Other Letter Agreements.

Boeing and Customer acknowledge that as the definition of the Aircraft progresses, there may be a need to execute letter agreements addressing one or more of the following subjects:

3.1 Software. Additional provisions relating to software.

3.2 Seller Purchased Equipment (SPE) and/or Buyer Furnished Equipment (BFE). Provisions relating to the terms under which Boeing may offer or install SPE and/or BFE in the Aircraft.

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 19, 2011

American Airlines, Inc.

By	/s/ Beverly Goulet

Its	VP Corporate Development and Treasurer

AAL-PA-1977-LA-1105616
Open Configuration Matters		Page 2
BOEING PROPRIETARY

Attachment to Open Configuration Matters Letter Agreement No. AAL-PA-1977-LA-1105616

[*CTR*]

AAL-PA-1977-LA-1105616
Open Configuration Matters
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-1977-LA-1105863

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	Performance Guarantees for Rights Aircraft

Reference:	a.) Purchase Agreement No. PA-1977 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-823 aircraft (Aircraft)

b) Letter Agreement No. 6-1162-CLO-1035 entitled Aircraft Performance Guarantees, as may be subsequently amended

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing and Customer will work together in good faith to communicate the performance guarantees that will be offered prior to Customer exercising a Rights Aircraft as a 737-823 minor model. The intent of this communication is to avoid situations in which the offered performance guarantees for an exercised Rights Aircraft differ from the performance guarantees as provided for in the reference b) letter agreement.

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 19, 2011

American Airlines, Inc.

By	/s/ Beverly Goulet

Its	VP Corporate Development and Treasurer

AAL-PA-1977-LA-1105863		SA-35
Performance Guarantees for Rights Aircraft		Page 1
BOEING PROPRIETARY